--------------------------------------------------------------------------------
                              P R O S P E C T U S
 -----------------------------------------------------------------------------
                   MORGAN STANLEY EMERGING MARKETS DEBT FUND
                    MORGAN STANLEY GLOBAL FIXED INCOME FUND
                         MORGAN STANLEY HIGH YIELD FUND
                   MORGAN STANLEY WORLDWIDE HIGH INCOME FUND
                               PORTFOLIOS OF THE
                           MORGAN STANLEY FUND, INC.
                  P.O. BOX 418256, KANSAS CITY, MISSOURI 64141
                      FOR INFORMATION CALL 1-800-282-4404
                               ------------------

    Morgan Stanley Fund, Inc. (the "Company") is an open-end management investment company, or mutual fund, which consists of twenty-two diversified and non-diversified investment portfolios (each, a "Fund," and together, the "Funds"). This prospectus (the "Prospectus") describes the Class A, Class B and Class C shares of the four Funds listed above. The Company is designed to make available to retail investors the expertise of Morgan Stanley Asset Management Inc., the investment adviser (the "Adviser") and administrator (the "Administrator") to the Funds. Shares are available through Van Kampen American Capital Distributors, Inc. ("VKAC Distributors," or the "Distributor"), and investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers").

    THE MORGAN STANLEY EMERGING MARKETS DEBT FUND, MORGAN STANLEY HIGH YIELD FUND AND MORGAN STANLEY WORLDWIDE HIGH INCOME FUND NORMALLY INVEST BETWEEN 80% AND 100% OF THEIR RESPECTIVE TOTAL ASSETS IN LOWER RATED AND UNRATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE SUBJECT TO GREATER RISKS THAN THOSE INVOLVED IN HIGHER RATED BONDS, INCLUDING THE RISK OF DEFAULT. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE FUNDS. SEE "ADDITIONAL INVESTMENT INFORMATION -- LOWER RATED AND UNRATED DEBT SECURITIES."

    The Morgan Stanley Worldwide High Income Fund and Global Fixed Income Fund may invest in equity securities of Russian companies. Russia's system of share registration and custody involves certain risks of loss that are not normally associated with investments in other securities markets. See "Additional Investment Information -- Russian Securities Transactions."

    This Prospectus is designed to set forth concisely the information about the Funds that a prospective investor should know before investing and it should be retained for future reference. The Company offers other Funds which are described in other prospectuses and under "Prospectus Summary" below. The Company currently offers the following Funds: (i) GLOBAL AND INTERNATIONAL EQUITY -- Morgan Stanley Asian Growth, Morgan Stanley Emerging Markets, Morgan Stanley Global Equity, Morgan Stanley Global Equity Allocation, Morgan Stanley International Magnum and Morgan Stanley Latin American Funds; (ii) U.S. EQUITY -- Morgan Stanley Aggressive Equity, Morgan Stanley American Value, Morgan Stanley Equity Growth, Morgan Stanley Mid Cap Growth, Morgan Stanley U.S. Real Estate and Morgan Stanley Value Funds; (iii) GLOBAL FIXED INCOME -- Morgan Stanley Emerging Markets Debt, Morgan Stanley Global Fixed Income, Morgan Stanley High Yield and Morgan Stanley Worldwide High Income Funds; and (iv) MONEY MARKET -- Morgan Stanley Government Obligations Money Market and Morgan Stanley Money Market Funds. Additional information about the Company is contained in a "Statement of Additional Information," dated January 1, 1997, which is incorporated herein by reference. The Statement of Additional Information and the prospectuses pertaining to the other Funds of the Company are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above.

   THE COMPANY'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR DEPOSITORY INSTITUTION, OR ANY AFFILIATES OR CORRESPONDENTS THEREOF. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE COMPANY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 THE DATE OF THIS PROSPECTUS IS JANUARY 2, 1997
                     AS SUPPLEMENTED THROUGH JUNE 19, 1997.

                                 FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder of a Fund may incur:

                                                              GLOBAL                  WORLDWIDE
                                                EMERGING      FIXED                      HIGH
                                                MARKETS       INCOME     HIGH YIELD     INCOME
SHAREHOLDER TRANSACTION EXPENSES               DEBT FUND       FUND         FUND         FUND
---------------------------------------------  ----------   ----------   ----------   ----------
Maximum Sales Load Imposed on Purchases (as a
 percentage of offering price)
    Class A..................................    4.75%(1)     4.75%(1)     4.75%(1)     4.75%(1)
    Class B..................................     None         None         None         None
    Class C..................................     None         None         None         None
Maximum Deferred Sales Load (as a percentage
 of the lesser of initial purchase price or
 current market value)
    Class A
      For Purchases up to $999,999...........     None         None         None         None
      For Purchases of $1,000,000 or more....    1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)
    Class B..................................    4.00%(3)     4.00%(3)     4.00%(3)     4.00%(3)
    Class C..................................    1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)
Maximum Sales Load Imposed on Reinvested
 Dividends
    Class A..................................     None         None         None         None
    Class B..................................     None         None         None         None
    Class C..................................     None         None         None         None
Redemption Fees
    Class A..................................     None         None         None         None
    Class B..................................     None         None         None         None
    Class C..................................     None         None         None         None
Exchange Fees
    Class A..................................     None         None         None         None
    Class B..................................     None         None         None         None
    Class C..................................     None         None         None         None

------------------
(1) Percentage shown is the maximum sales load. Certain large purchases may be subject to a reduced sales load.

(2) Purchases of Class A shares of the Funds listed above which, when combined with the net asset value of the purchaser's existing investments in Class A shares of the Funds, aggregate $1 million or more are not subject to a sales load (an "initial sales charge"). A contingent deferred sales charge ("CDSC") of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase. Any such CDSC will be paid to the Distributor. Certain other purchases are not subject to an initial sales charge. See "Purchase of Shares."

(3) Percentage shown is the maximum CDSC. Purchases of Class B shares of the Funds listed above are subject to a maximum CDSC of 4.00% which decreases in steps to 0% after five years. See "Purchase of Class B Shares." Any such CDSC will be paid to the Distributor.

(4) Purchases of Class C shares of the Funds listed above are subject to a CDSC of 1.00% for redemptions made within one year of purchase. Any such CDSC will be paid to the Distributor.

                                                              GLOBAL                  WORLDWIDE
ANNUAL FUND OPERATING EXPENSES                  EMERGING      FIXED                      HIGH
                                                MARKETS       INCOME     HIGH YIELD     INCOME
(AS A PERCENTAGE OF AVERAGE NET ASSETS)        DEBT FUND       FUND         FUND         FUND
                                               ----------   ----------   ----------   ----------
Investment Advisory Fee (after expense
 reimbursement and/or fee waiver) (5)
    Class A..................................    1.25%        0.04%        0.42%        0.61%
    Class B..................................    1.25%        0.04%        0.42%        0.61%
    Class C..................................    1.25%        0.04%        0.42%        0.61%
12b-1/Service Fees
    Class A (6)..............................    0.25%        0.25%        0.25%        0.25%
    Class B (6)..............................    1.00%        1.00%        1.00%        1.00%
    Class C (6)..............................    1.00%        1.00%        1.00%        1.00%
Other Expenses (after expense reimbursement
 and/or fee waiver) (5)
    Class A..................................    0.55%        1.16%        0.58%        0.69%
    Class B..................................    0.55%        1.16%        0.58%        0.69%
    Class C..................................    0.55%        1.16%        0.58%        0.69%
Total Operating Expenses (after expense
 reimbursement and/or fee waiver) (5)
    Class A..................................    2.05%        1.45%        1.25%        1.55%
    Class B..................................    2.80%        2.20%        2.00%        2.30%
    Class C..................................    2.80%        2.20%        2.00%        2.30%

------------------
(5) The Adviser has agreed to waive its advisory fees and/or to reimburse expenses of the Funds, if necessary, if such fees would cause the total annual operating expenses of the Funds, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. The following sets forth, for each Fund investment advisory fees and expected total operating expenses absent fee waivers and/or expense reimbursements.

                                                              GLOBAL                  WORLDWIDE
                                                EMERGING      FIXED                      HIGH
                                                MARKETS       INCOME     HIGH YIELD     INCOME
                                               DEBT FUND       FUND         FUND         FUND
                                               ----------   ----------   ----------   ----------
Total Operating Expenses
    Class A..................................    2.05%        2.16%        1.58%        1.69%
    Class B..................................    2.80%        3.57%        2.33%        2.47%
    Class C..................................    2.80%        2.87%        2.33%        2.44%
Investment Advisory Fees
    (All Classes)............................    1.25%        0.75%        0.75%        0.75%

   The Adviser reserves the right to terminate any of its fee waivers and/or expense reimbursements at any time in its sole discretion. For further information on Fund expenses, see "Management of the Company."

(6) Of the 12b-1/Service fees for the Class A shares, 0.25% represents a shareholder services fee, and for the Class B shares and the Class C shares, 0.75% represents a distribution fee and 0.25% represents a shareholder services fee.

    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly. The expenses and fees for the Global Fixed Income and Worldwide High Income Funds are based on actual figures for the period ended June 30, 1996. The expenses and fees for the Emerging Markets Debt and High Yield Funds are based on estimates. For purposes of calculating the estimated expenses and fees set forth above, the table assumes that a Fund's average daily net assets will be $50,000,000. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

    The following examples illustrate the expenses that you would pay on a $1,000 investment, assuming a 5% annual rate of return and redemption at the end of each time period as indicated, in (i) Class A shares of each listed Fund, including the maximum 4.75% sales charge, (ii) Class B shares of each such Fund, which have a CDSC, but no initial sales charge and (iii) Class C shares of each such Fund, which have a CDSC, but no initial sales charge.

                                                                        GLOBAL                  WORLDWIDE
                                                          EMERGING      FIXED                      HIGH
                                                          MARKETS       INCOME     HIGH YIELD     INCOME
                                                         DEBT FUND       FUND         FUND         FUND
                                                         ----------   ----------   ----------   ----------
Class A shares
 (If it is assumed there are no redemptions, the
 expenses are the same.)
    1 Year.............................................  $   67(1)    $   62(1)    $   60(1)    $   63(1)
    3 Years............................................     109           91           85           94
    5 Years............................................      *           123           *           128
    10 Years...........................................      *           213           *           223
Class B shares
 (Assuming complete redemption at end of period)
    1 Year.............................................      68           62           60           63
    3 Years............................................     117           99           93          102
    5 Years............................................      *           133           *           138
    10 Years (2).......................................      *           235           *           246
 (Assuming no redemption)
    1 Year.............................................      28           22           20           23
    3 Years............................................      87           69           63           72
    5 Years............................................      *           118           *           123
    10 Years (2).......................................      *           235           *           246
Class C shares
 (Assuming complete redemption immediately prior
 to the end of period)
    1 Year.............................................      38           32           30           33
    3 Years............................................      87           69           63           72
    5 Years............................................      *           118           *           123
    10 Years...........................................      *           253           *           264
Class C shares
 (Assuming no redemption)
    1 Year.............................................      28           22           20           23
    3 Years............................................      87           69           63           72
    5 Years............................................      *           118           *           123
    10 Years...........................................      *           253           *           264

------------------
 * Because the Emerging Markets Debt Fund and High Yield Fund were either not operational or had just recently become operational as of the date of this Prospectus, the Funds have not projected expenses beyond the three-year period shown.

(1) Certain large purchases may be subject to a reduced sales load. Purchases of Class A shares of the Funds listed above which, when combined with the net asset value of the purchaser's existing investments in Class A shares of the Funds, aggregate $1 million or more are not subject to an initial sales charge. A CDSC of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase.

(2) Class B shares automatically convert to Class A shares after eight years.

    THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

                              FINANCIAL HIGHLIGHTS

    The following tables provide financial highlights for the Class A, Class B and Class C shares of the Global Fixed Income, High Yield and Worldwide High Income Funds for each of the respective periods presented. The audited financial highlights are part of the Company's financial statements, which appear in the Company's June 30, 1996 Annual Report to Shareholders. The financial statements are included in the Funds' Statement of Additional Information. The foregoing Funds' financial highlights for each of the periods presented have been audited by Price Waterhouse LLP, whose report thereon (which was unqualified) is also included in the Statement of Additional Information. Additional performance information about the Company is contained in the Company's Annual Report. The Annual Report and the financial statements contained therein, along with the Statement of Additional Information, are available at no cost from the Company at the address and telephone number noted on the cover page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto. Financial highlights are not presented for the Emerging Markets Debt Fund because it had not commenced operations as of June 30, 1996.

                         FINANCIAL HIGHLIGHTS CONTINUED
                            GLOBAL FIXED INCOME FUND

                                                               CLASS A                          CLASS B+
                                          --------------------------------------------------   ----------
                                          JANUARY 4,                                            AUGUST 1,
                                               1993*    YEAR ENDED   YEAR ENDED   YEAR ENDED         1995
                                             TO JUNE      JUNE 30,     JUNE 30,     JUNE 30,      TO JUNE
SELECTED PER SHARE DATA AND RATIOS          30, 1993          1994         1995         1996     30, 1996
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $  10.00      $  10.55     $   9.53     $  10.23     $  10.24
                                          ----------    ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.................        0.25          0.52         0.56         0.53         0.64
  Net Realized and Unrealized Gain
   (Loss)...............................        0.55         (0.42)        0.50        (0.01)       (0.26)
                                          ----------    ----------   ----------   ----------   ----------
  Total From Investment Operations......        0.80          0.10         1.06         0.52         0.38
                                          ----------    ----------   ----------   ----------   ----------
DISTRIBUTIONS
  Net Investment Income.................       (0.25)        (0.50)       (0.36)       (0.79)       (0.69)
  In Excess of Net Investment Income....                     (0.12)                    (0.02)       (0.02)
  Net Realized Gain.....................                     (0.47)
  In Excess of Realized Gain............                     (0.03)
                                          ----------    ----------   ----------   ----------   ----------
  Total Distributions...................       (0.25)        (1.12)       (0.36)       (0.81)       (0.71)
                                          ----------    ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD..........    $  10.55      $   9.53     $  10.23     $   9.94     $   9.91
                                          ----------    ----------   ----------   ----------   ----------
                                          ----------    ----------   ----------   ----------   ----------
TOTAL RETURN (1)........................        8.02%         0.41%       11.41%        5.20%        3.76%
                                          ----------    ----------   ----------   ----------   ----------
                                          ----------    ----------   ----------   ----------   ----------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000s)........    $  6,633      $ 10,369     $ 11,092     $  7,432     $  1,440
Ratio of Expenses to Average Net
 Assets (2).............................        1.45%**       1.45%        1.45%        1.45%        2.20%**
Ratio of Net Investment Income to
 Average Net Assets (2).................        5.00%**       4.70%        5.84%        5.02%        3.38%**
Portfolio Turnover Rate.................          55%          168%         169%         223%         223%
---------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period

  Per Share Benefit to Net Investment
   Income...............................    $   0.07      $   0.11     $   0.07     $   0.07     $   0.12
Ratios Before Expense Limitation:
  Expenses to Average Net Assets........        2.88%**       2.48%        2.22%        2.16%        3.57%**
  Net Investment Income to Average Net
   Assets...............................        3.57%**       3.67%        5.07%        4.31%        2.01%**
---------------------------------------------------------------------------------------------------------

                                                               CLASS C
                                          --------------------------------------------------
                                          JANUARY 4,
                                               1993*    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                             TO JUNE      JUNE 30,     JUNE 30,     JUNE 30,
SELECTED PER SHARE DATA AND RATIOS          30, 1993          1994         1995         1996
----------------------------------------  --------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $  10.00      $  10.56     $   9.54     $  10.20
                                          ----------    ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.................        0.21          0.43         0.49         0.37
  Net Realized and Unrealized Gain
   (Loss)...............................        0.55         (0.40)        0.47         0.08
                                          ----------    ----------   ----------   ----------
  Total From Investment Operations......        0.76          0.03         0.96         0.45
                                          ----------    ----------   ----------   ----------
DISTRIBUTIONS
  Net Investment Income.................       (0.20)        (0.44)       (0.30)       (0.73)
  In Excess of Net Investment Income....                     (0.11)                    (0.02)
  Net Realized Gain.....................                     (0.47)
  In Excess of Realized Gain............                     (0.03)
                                          ----------    ----------   ----------   ----------
  Total Distributions...................       (0.20)        (1.05)       (0.30)       (0.75)
                                          ----------    ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD..........    $  10.56      $   9.54     $  10.20     $   9.90
                                          ----------    ----------   ----------   ----------
                                          ----------    ----------   ----------   ----------
TOTAL RETURN (1)........................        7.61%        (0.25)%      10.24%        4.47%
                                          ----------    ----------   ----------   ----------
                                          ----------    ----------   ----------   ----------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000s)........    $  6,120      $  5,407     $  5,965     $  2,844
Ratio of Expenses to Average Net
 Assets (2).............................        2.20%**       2.20%        2.20%        2.20%
Ratio of Net Investment Income to
 Average Net Assets (2).................        4.25%**       3.95%        5.09%        4.35%
Portfolio Turnover Rate.................          55%          168%         169%         223%
---------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net Investment
   Income...............................    $   0.07      $   0.12     $   0.08     $   0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets........        3.63%**       3.29%        2.97%        2.87%
  Net Investment Income to Average Net
   Assets...............................        2.82%**       2.86%        4.32%        3.68%
---------------------------------------------------------------------------------------------------------

 * Commencement of operations.
 ** Annualized.

 + The Global Fixed Income Fund began offering the current Class B shares on
   August 1, 1995.

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 0.75% of the average daily net assets of the Global Fixed Income Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Global Fixed Income Fund to the extent that the total operating expenses of the Fund exceed 1.45% of the average daily net assets relating to the Class A shares and 2.20% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $150,000, $121,000 and $112,000, respectively, for the Global Fixed Income Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                                HIGH YIELD FUND

                                                                      CLASS A        CLASS B+         CLASS C
                                                                   -------------   -------------   -------------
                                                                    MAY 1, 1996*    MAY 1, 1996*    MAY 1, 1996*
                                                                     TO JUNE 30,     TO JUNE 30,     TO JUNE 30,
SELECTED PER SHARE DATA AND RATIOS                                          1996            1996            1996
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................     $12.00          $12.00          $12.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..........................................       0.13            0.12            0.12
  Net Realized and Unrealized Loss...............................      (0.09)          (0.09)          (0.09)
                                                                      ------          ------          ------
  Total From Investment Operations...............................       0.04            0.03            0.03
                                                                      ------          ------          ------
DISTRIBUTION:
  Net Investment Income..........................................      (0.12)          (0.10)          (0.10)
                                                                      ------          ------          ------
NET ASSET VALUE, END OF PERIOD...................................     $11.92          $11.93          $11.93
                                                                      ------          ------          ------
TOTAL RETURN (1).................................................       0.29%           0.21%           0.21%
                                                                      ------          ------          ------
                                                                      ------          ------          ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)................................     $3,907          $3,421          $3,316
Ratio of Expenses to Average Net Assets..........................       1.25%**         2.00%**         2.00%**
Ratio of Net Investment Income to Average Net Assets.............       6.85%**         6.08%**         6.07%**
Portfolio Turnover Rate..........................................         10%             10%             10%
----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income.....................     $ 0.04          $ 0.04          $ 0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.................................       3.51%**         4.25%**         4.25%**
  Net Investment Income to Average Net Assets....................       4.59%**         3.83%**         3.82%**
----------------------------------------------------------------------------------------------------------------

 * Commencement of operations.
 ** Annualized.
 + The Global Fixed Income Fund began offering the current Class B shares on
   August 1, 1995.

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 0.75% of the average daily net assets of the High Yield Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the High Yield Fund to the extent that the total operating expenses of the Fund exceed 1.25% of the average daily net assets relating to the Class A shares and 2.00% of the average daily net assets relating to the Class B and Class C shares. For the fiscal period ended June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $38,000 for the High Yield Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                           WORLDWIDE HIGH INCOME FUND

                                                 CLASS A                                                   CLASS C
                                  -------------------------------------      CLASS B+       -------------------------------------
                                   APRIL 21,                               -------------     APRIL 21,
                                       1994*    YEAR ENDED   YEAR ENDED        AUGUST 1,         1994*    YEAR ENDED   YEAR ENDED
SELECTED PER SHARE DATA AND          TO JUNE      JUNE 30,     JUNE 30,          1995 TO       TO JUNE      JUNE 30,     JUNE 30,
 RATIOS                             30, 1994          1995         1996    JUNE 30, 1996      30, 1994          1995         1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.........................    $  12.00     $   12.17    $   11.57       $    11.63     $   12.00     $   12.16    $   11.58
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income.........        0.18          1.26         1.36             1.18          0.17          1.17         1.30
  Net Realized and Unrealized
   Gain (Loss)..................        0.16         (0.52)        0.80             0.72          0.15         (0.50)        0.77
                                  ----------    ----------   ----------    -------------    ----------    ----------   ----------
  Total From Investment
   Operations...................        0.34          0.74         2.16             1.90          0.32          0.67         2.07
                                  ----------    ----------   ----------    -------------    ----------    ----------   ----------
DISTRIBUTIONS
  Net Investment Income.........       (0.17)        (1.22)       (1.26)           (1.09)        (0.16)        (1.13)       (1.20)
  Net Realized Gain.............                     (0.12)                                                    (0.12)
                                  ----------    ----------   ----------    -------------    ----------    ----------   ----------
  Total Distributions...........       (0.17)        (1.34)       (1.26)           (1.09)        (0.16)        (1.25)       (1.20)
                                  ----------    ----------   ----------    -------------    ----------    ----------   ----------
NET ASSET VALUE, END OF
 PERIOD.........................    $  12.17     $   11.57    $   12.47       $    12.44     $   12.16     $   11.58    $   12.45
                                  ----------    ----------   ----------    -------------    ----------    ----------   ----------
                                  ----------    ----------   ----------    -------------    ----------    ----------   ----------
TOTAL RETURN (1)................        2.86%         6.87%       19.61%           17.07%         2.62%         6.20%       18.71%
                                  ----------    ----------   ----------    -------------    ----------    ----------   ----------
                                  ----------    ----------   ----------    -------------    ----------    ----------   ----------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).........................    $  6,857     $  14,819    $  41,493           26,174     $   6,081     $  11,880    $  28,094
Ratio of Expenses to Average Net
 Assets (2).....................        1.55%**       1.55%        1.55%            2.30%**       2.30%**       2.30%        2.30%
Ratio of Net Investment Income
 to Average Net Assets (2)......        8.29%**      11.53%       11.95%           12.06%**       7.54%**      10.72%       11.40%
Portfolio Turnover Rate.........          19%          178%         220%             220%           19%          178%         220%
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income............    $   0.02     $    0.05    $    0.02       $     0.02     $    0.06     $    0.05    $    0.04
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets.......................        3.23%**       1.97%        1.69%            2.47%**       4.00%**       2.74%        2.44%
  Net Investment Income to
   Average Net Assets...........        6.61%**      11.11%       11.81%           11.89%**       5.84%**      10.28%       11.26%
---------------------------------------------------------------------------------------------------------------------------------

  * Commencement of operations.

 ** Annualized.

  + The Worldwide High Income Fund began offering the current Class B shares on
    August 1, 1995.

 (1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

 (2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 0.75% of the average daily net assets of the Worldwide High Income Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Worldwide High Income Fund to the extent that the total operating expenses of the Fund exceed 1.55% of the average daily net assets relating to the Class A shares and 2.30% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $39,000, $88,000 and $97,000, respectively, for the Worldwide High Income Fund.

                               PROSPECTUS SUMMARY

THE COMPANY

    The Company currently consists of twenty-two portfolios which are designed to offer investors a range of investment choices with Morgan Stanley Asset Management Inc. ("MSAM") and its affiliate, Miller Anderson & Sherrerd, LLP ("MAS"), providing services as Advisers and Administrators and Van Kampen American Capital Distributors, Inc. ("VKAC Distributors") providing services as Distributor. MAS serves as the Adviser and Administrator for the Mid Cap Growth Fund and the Value Fund, which are described in a separate prospectus. MSAM serves as the Adviser and Administrator for all of the other Funds listed below. Each Fund has its own investment objective and policies designed to meet its specific goals. For ease of reference the words "Morgan Stanley," which begin the name of each Fund, have not been included in the Funds named below. The investment objective of each Fund described in this Prospectus is as follows:

    - The EMERGING MARKETS DEBT FUND seeks high total return by investing primarily in debt securities of government, government-related and corporate issuers located in emerging countries.

    - The GLOBAL FIXED INCOME FUND seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers throughout the world, including U.S. issuers.

    - The HIGH YIELD FUND seeks to maximize total return by investing in a diversified portfolio of high yield income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

    - The WORLDWIDE HIGH INCOME FUND seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding fixed income securities of issuers located throughout the world.

    The other Funds are described in other prospectuses which may be obtained from the Company at the address and telephone number noted on the cover page of this Prospectus. The investment objectives of the other Funds are listed below:

GLOBAL AND INTERNATIONAL EQUITY FUNDS:

    - The ASIAN GROWTH FUND seeks long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan.

    - The EMERGING MARKETS FUND seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

    - The EUROPEAN EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of European issuers.

    - The GLOBAL EQUITY ALLOCATION FUND seeks long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index.

    - The GLOBAL EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world, including U.S. issuers.

    - The INTERNATIONAL MAGNUM FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with EAFE country weightings determined by the Adviser.

    - The JAPANESE EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.

    - The LATIN AMERICAN FUND seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities.

U.S. EQUITY FUNDS:

    - The AGGRESSIVE EQUITY FUND seeks capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities.

    - The AMERICAN VALUE FUND seeks high total return by investing in undervalued equity securities of small-to medium-sized corporations.

    - The EQUITY GROWTH FUND seeks long-term capital appreciation by investing in growth-oriented equity securities of medium and large capitalization companies.

    - The GROWTH AND INCOME FUND seeks capital appreciation and current income by investing primarily in equity and equity-linked securities.

    - The MID CAP GROWTH FUND seeks long-term capital growth by investing primarily in common stocks and other equity securities of smaller and medium size companies which are deemed by the Adviser to offer long-term growth potential.

    - The U.S. REAL ESTATE FUND seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

    - The VALUE FUND seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

MONEY MARKET FUNDS:

    - The GOVERNMENT OBLIGATIONS MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    - The MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    - The TAX-FREE MONEY MARKET FUND seeks to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with maintaining liquidity and stability of principal.

    THE GROWTH AND INCOME, JAPANESE EQUITY, EUROPEAN EQUITY, EMERGING MARKETS DEBT, GLOBAL EQUITY, EQUITY GROWTH, MID CAP GROWTH, VALUE AND TAX-FREE MONEY MARKET FUNDS ARE CURRENTLY NOT BEING OFFERED.

INVESTMENT MANAGEMENT

    Morgan Stanley Asset Management Inc. ("MSAM," the "Adviser" and the "Administrator"), which, together with its affiliated asset management companies had approximately $103.5 billion in assets under management as an investment manager or as a fiduciary adviser at September 30, 1996, acts as investment adviser to each of the Funds, except the Mid Cap Growth and Value Funds. See "Management of the Company -- Investment Adviser" and "-- Administrator." On October 31, 1996, Morgan Stanley Group Inc. ("MSGI") purchased the parent company of Van Kampen American Capital, Inc., which in turn is the parent company of VKAC Distributors. Van Kampen American Capital, Inc. is the fourth largest non-proprietary mutual fund provider in the United States with approximately $59 billion in assets under management or supervision as of September 30, 1996. On May 31, 1997, MSGI and Dean Witter, Discover & Co. merged to form Morgan Stanley, Dean Witter, Discover & Co. Prior thereto, MSGI was the parent of the Adviser and the Distributor. The Adviser and the Distributor are now subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

RISK FACTORS

    The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. The Funds described herein will invest in securities of foreign issuers, including emerging country securities. Securities of foreign issuers and, in particular, emerging country securities, are subject to certain risks not typically associated with domestic securities, including, among other risks, changes in currency rates and in exchange control regulations, costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, potential price volatility and lesser liquidity of shares traded on securities markets, less government supervision and regulation of securities markets, changes in taxes on income on securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, the risk of war and potentially greater difficulty in obtaining a judgment in a court outside the United States. The Emerging Markets Debt and Worldwide High Income Funds invest in securities of issuers located in developing countries and emerging markets, which may impose greater liquidity risks and other risks not typically associated with investing in the more established markets of developed countries. The Emerging Markets Debt and Worldwide High Income Funds' investments in emerging markets may be in small- to medium-sized companies. The Funds may also invest in sovereign debt that is considered to be speculative in nature and involves a high degree of risk. The Funds may invest in forward foreign currency exchange contracts, and the Emerging Markets Debt and Worldwide High Income Funds may invest in foreign currency exchange futures and options. Each Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including private placement securities. Such securities may be less liquid than publicly traded securities. The Emerging Markets Debt, Worldwide High Income and High Yield Funds may invest in lower rated and unrated debt securities which are considered speculative with regard to the payment of interest and return of principal. In addition, the Emerging Markets Debt and Worldwide High Income Funds may invest in derivatives, which include options, futures and options on futures. The Emerging Markets Debt and Global Fixed Income Funds are non-diversified portfolios which may invest a greater portion of their assets in the securities of a smaller number of issuers and, as a result, will be subject to a greater risk resulting from such concentration of its portfolio securities. Each Fund may invest in repurchase agreements, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis, and borrow money in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than borrowing. Each of these investment strategies involves specific risks which are described under "Investment Objectives and Policies" and "Additional Investment Information" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.

HOW TO INVEST

    The Class A, Class B and Class C shares of the Funds are designed to provide investors a choice of three ways to pay distribution costs. Class A shares of the Funds are offered at net asset value plus an initial sales charge of up to 4.75% in graduated percentages based on the investor's aggregate investments in the Funds. Shares of the Class B shares and Class C shares of the Funds are offered at net asset value. Class B shares are subject to a contingent deferred sales charge ("CDSC") for redemptions within five years of purchase and are subject to higher annual distribution-related expenses than the Class A shares. Class C shares are subject to a CDSC for redemptions within one year of purchase and are subject to higher annual distribution-related expenses than the Class A shares. See "Purchase of Shares" for a discussion of reduction of waiver of sales charges, which are available for certain investors. Share purchases may be made through VKAC Distributors, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $500 for each class of a Fund, except that the minimum initial investment amount is reduced for certain categories of investors. The minimum for subsequent investments is $25, except that there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."

HOW TO REDEEM

    Shares of each Fund may be redeemed at any time at the net asset value per share (less any applicable CDSC) of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares."

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of each Fund is described below, together with the policies it employs in its efforts to achieve its objective. Each Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. The investment policies described below are not fundamental policies and may be changed without shareholder approval. There is no assurance that a Fund will attain its investment objective. For more information about certain investment practices of the Funds, see "Additional Investment Information" below and "Investment Objectives and Policies" in the Statement of Additional Information.

THE EMERGING MARKETS DEBT FUND

    The investment objective of the Fund is to seek high total return. In seeking to achieve this objective, the Fund will seek to invest at least 65% of its total assets in debt securities of government and government-related issuers located in emerging countries (including participations in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers. In addition, the Fund may invest up to 35% of its total assets in debt securities of corporate issuers located in or organized under the laws of emerging countries. As used in this Prospectus, the term "emerging country" applies to any country which, in the opinion of the Adviser, is generally considered to be an emerging or developing country by the international financial community, which includes the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Government, government-related and restructured debt securities in emerging markets will consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries, and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

    The Adviser intends to invest the Fund's assets in emerging country debt securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. The Fund will focus its investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. Initially, the Fund expects that its investments in emerging country debt securities will be made primarily in some or all of the following emerging countries:

Algeria
Argentina
Brazil
Bulgaria
Chile
China
Colombia
Costa Rica
Czech Republic
Democratic Republic
  of Congo
Dominican Republic
Ecuador
Egypt
Greece
Hungary
India
Indonesia
Ivory Coast
Jamaica
Jordan
Malaysia
Mexico
Morocco
Nicaragua
Nigeria
Pakistan
Panama
Paraguay
Peru
Philippines
Poland
Portugal
Russia
Slovakia
South Africa
Thailand
Trinidad & Tobago
Tunisia
Turkey
Uruguay
Venezuela

    In selecting emerging country debt securities for investment by the Fund, the Adviser will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging country securities is not feasible or may involve unacceptable political risks. As opportunities to invest in debt securities in other countries develop, the Fund expects to expand and further diversify the emerging countries in which it invests. While the Fund generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the Fund's assets will be invested in issuers in at least three countries.

    Emerging country debt securities held by the Fund will take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage and other asset-backed securities, loans, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. U.S. Dollar-denominated emerging country debt securities held by the Fund will generally be listed but not traded on a securities exchange, and non-U.S. Dollar-denominated securities held by the Fund may or may not be listed or traded on a securities exchange. Investments in emerging country debt securities entail special investment risks. The Fund will be subject to no restrictions on the maturities of the emerging country debt securities it holds; those maturities may range from overnight to 30 years.

    The Fund is not restricted in the portion of its assets which may be invested in securities denominated in a particular currency and a substantial portion of the Fund's assets may be invested in non-U.S. Dollar-denominated securities. The portion of the Fund's assets invested in securities denominated in currencies other than the U.S. Dollar will vary depending on market conditions. Although the Fund is permitted to engage in a wide variety of investment practices designed to hedge against currency exchange rate risks with respect to its holdings of non-U.S. Dollar-denominated debt securities, the Fund may be limited in its ability to hedge against these risks.

    Emerging country debt securities in which the Fund may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. The Fund's investments are expected to be rated in the lower and lowest rating categories of internationally recognized credit rating organizations or are expected to be unrated securities of comparable quality. These types of debt obligations are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and of volatility in price than securities in higher rating categories.

    The Fund is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. Leveraging will magnify declines as well as increases in the net asset value of the Fund's shares and increases in the yield on the Fund's investments. Although the Fund is authorized to borrow, it will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations.

    The Fund expects that all of its borrowing will be made on a secured basis. The Fund's custodian will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. The Fund may also enter into reverse repurchase agreements.

    The Fund's investments in government, government-related and restructured debt instruments are subject to special risks, including the issuer's inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. The Fund may have limited recourse in the event of default on such debt instruments.

    The Fund may invest in derivatives, when-issued and delayed delivery securities and non-publicly traded securities, including private placements and restricted securities. The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities and in securities that may be collateralized by zero coupon securities (such as Brady Bonds).

    For temporary defensive purposes, the Fund may invest in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE GLOBAL FIXED INCOME FUND

    The investment objective of the Global Fixed Income Fund is to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers located throughout the world, including U.S. issuers. The Fund will, under normal market conditions, invest at least 65% of the value of its total assets in fixed income securities of issuers in at least three different countries. The Fund seeks to achieve its objective by investing in United States government securities, foreign government securities, securities of supranational entities, Eurobonds, corporate bonds and structured investments with fixed income characteristics, with varying maturities denominated in various currencies. In selecting portfolio securities, the Adviser evaluates the currency, market, and individual features of the securities being considered for investment.

    The Adviser seeks to minimize investment risk by investing in a high quality portfolio of debt securities, the majority of which will be rated in one of the two highest rating categories by a nationally recognized statistical rating organization (an "NRSRO") or, if unrated, will be of comparable quality as determined by the Adviser under the supervision of the Board of Directors. U.S. Government securities in which the Global Fixed Income Fund may invest include obligations issued or guaranteed by the U.S. Government, such as U.S. Treasury securities, as well as those backed by the full faith and credit of the United States, such as obligations of the Government National Mortgage Association and The Export-Import Bank. The Fund may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Fund must look principally to the issuing or guaranteeing agency for ultimate repayment. The Fund may invest in obligations issued or guaranteed by foreign governments and their political subdivisions, authorities, agencies or instrumentalities, and by supranational entities (such as the World Bank, The European Economic Community, The Asian Development Bank and the European Coal and Steel Community). Investment in foreign government securities will be limited to those of developed nations which the Adviser believes to pose limited credit risk. These countries currently include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and The United Kingdom. Corporate and supranational obligations in which the Fund will invest will be limited to those rated "A" or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's") or IBCA Ltd., or if unrated, of comparable quality as determined by the Adviser under the supervision of the Company's Board of Directors.

    The Adviser's approach to multi-currency, fixed-income management is strategic and value-based and designed to produce an attractive real rate of return. The Adviser's assessment of the bond markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Fund's aim is to invest in bond markets which offer the most attractive real returns relative to inflation.

    Under normal circumstances, the Global Fixed Income Fund will have a neutral investment position in medium-term securities (i.e., those with a remaining maturity of between three and seven years) and will respond to changing interest rate levels by shortening or lengthening portfolio maturity through investment in longer- or shorter-term instruments. For example, the Fund will respond to high levels of real interest rates through a lengthening in portfolio maturity. Current and historical yield spreads among the three main market segments -- the Government, Foreign and Euro markets -- guide the Adviser's selection of markets and particular securities within those markets. The analysis of currencies is made independent of the analysis of markets. Value in foreign exchange is determined by relative purchasing power parity of a given currency. The Fund seeks to invest in currencies currently undervalued based on purchasing power parity. The Adviser analyzes current account and capital account performance and real interest rates to adjust for shorter-term currency flows.

    The Global Fixed Income Fund may invest in non-publicly traded securities, private placements and restricted securities. The Global Fixed Income Fund will occasionally enter into forward foreign currency exchange contracts. These are used to hedge foreign currency exchange exposures when required.

    For temporary defensive purposes, the Global Fixed Income Fund may invest in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash.

    For further information about the foregoing and certain additional investment practices of the Global Fixed Income Fund, see "Additional Investment Information" below.

THE HIGH YIELD FUND

    The Fund seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the NRSROs. The Fund normally invests between 80% and 100% of its total assets in these higher yielding securities, (commonly referred to as high yield bonds or junk bonds) which generally entails increased credit and market risk. To mitigate these risks the Fund will diversify its holdings by issuer, industry and credit quality, but investors should carefully review the section below entitled "Additional Investment Information -- Lower Rated and Unrated Debt Securities."

    Appendix A to this Prospectus sets forth a description of the corporate bond rating categories of Moody's and Standard & Poor's. Corporate bonds rated below Baa by Moody's or BBB by Standard & Poor's are considered speculative. Securities in the lowest rating categories may have predominantly speculative characteristics or may be in default. Ratings of Standard & Poor's and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, although the Adviser will consider ratings, it will perform its own analysis and will not rely principally on ratings. The Adviser will consider, among other things, the price of the security, and the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund. The Fund may buy unrated securities that the Adviser believes are comparable to rated securities and are consistent with the Fund's objective and policies. The Adviser may vary the average maturity of the securities in the Fund without limit and there is no restriction on the maturity of any individual security.

    The table below provides a summary of ratings assigned by S&P to debt obligations in the High Yield Fund. These figures are dollar-weighted averages of month-end portfolio holdings during the period ended June 30, 1996, and are presented as a percentage of total investments. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.

                                                                 PERCENTAGE
DEBT SECURITIES RATINGS                                              OF
(STANDARD & POOR'S)                                              NET ASSETS
------------------------------------------------------------     ----------
BBB.........................................................       2.28%
BB..........................................................      45.11%
B...........................................................      41.09%
Unrated.....................................................      11.52%

    The High Yield Fund may acquire fixed income securities of both U.S. and foreign issuers, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. Government, any foreign government with which the United States maintains relations or any of their respective political subdivisions, agencies or instrumentalities) and preferred stock. The Fund may not invest more than 5% of its total assets at time of acquisition in either (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests. The Fund may neither invest more than 20% of its total assets in foreign securities nor invest more than 5% of its total assets in foreign governmental issuers in any one country. The Fund's fixed income securities may have equity features, such as conversion rights or warrants, and the Fund may invest up to 10% of its total assets in equity securities other than preferred stock (common stocks, warrants and rights and limited partnership interests). The Fund may invest up to 20% of its total assets in fixed income securities that are investment grade (i.e., rated in one of the top four categories by an NRSRO or determined to be of comparable quality) and have maturities of one year or less. For temporary defensive purposes, the Fund may invest in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash. The Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends. Such securities may be rated C by Moody's or D by Standard & Poor's or may be unrated but determined to be of comparable quality by the Adviser. The total value, at time of purchase, of the sum of all such securities will not exceed 10% of the value of the Fund's total assets. Securities that are rated above C by Moody's or above D by Standard & Poor's (or are unrated but determined to be of comparable quality by the Adviser) when purchased by the Fund that are later downgraded may continue to be held by the Fund at the discretion of the Adviser.

    The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE WORLDWIDE HIGH INCOME FUND

    The investment objective of the Worldwide High Income Fund is high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding fixed income securities of issuers located throughout the world. The Fund seeks to achieve its investment objective by allocating its assets among any or all of three investment sectors: U.S. corporate lower rated and unrated debt securities, emerging country debt securities and global fixed income securities offering high real yields. The types of securities in each of these investment sectors in which the Fund may invest are described below. In selecting U.S. corporate lower rated and unrated debt securities for the Fund's portfolio, the Adviser will consider, among other things, the price of the security, and the financial history, condition, prospects and management of an issuer. The Adviser intends to invest a portion of the Fund's assets in emerging country debt securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. In addition, the Adviser will attempt to invest a portion of the Fund's assets in fixed income securities of issuers in global fixed income markets displaying high real (inflation adjusted) yields. Under normal conditions, the Fund invests between 80% and 100% of its total assets in some or all of three categories of higher yielding securities, some of which may entail increased credit and market risk. Some or all of such higher yielding securities will be lower rated or unrated debt securities, commonly referred to as "junk bonds."

    The Adviser's approach to multi-currency fixed-income management is strategic and value-based and designed to produce an attractive real rate of return. The Adviser's assessment of the bond markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Fund's aim is to invest in bond markets which offer the most attractive real returns relative to inflation.

    From time to time, a portion of the Worldwide High Income Fund's investments, which may be up to 100% of the Fund's investments, may be in "junk bonds." For a discussion of the risks associated with junk bonds, see "The High Yield Fund" above. Emerging country debt securities in which the Fund may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. The Fund's investments in U.S. corporate lower rated and unrated debt securities and emerging country debt securities are expected to be rated in the lower and lowest rating categories of internationally recognized credit rating organizations or to be unrated securities of comparable quality. To mitigate the risks associated with investments in such lower rated securities, the Fund will diversify its holdings by market, issuer, industry and credit quality. Investors should carefully review the section below entitled "Additional Investment Information -- Risk Factors Relating to Investing in Lower Rated Debt Securities."

    The chart below indicates the Worldwide High Income Fund's weighted average composition of debt securities graded by Standard & Poor's for the fiscal year ended June 30, 1996.

                                                            PERCENTAGE
DEBT SECURITIES RATINGS                                         OF
(STANDARD & POOR'S)                                         NET ASSETS
----------------------------------------------------------------------
A...........................................................   8.93%
BBB.........................................................   2.54%
BB..........................................................  24.17%
B...........................................................  16.08%
CCC.........................................................   0.17%
Unrated.....................................................  48.10%

    The weighted average indicated above was calculated on a dollar weighted basis and was computed as at the end of each month through June 30, 1996. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary. For a description of Standard & Poor's ratings of fixed income securities, see Appendix A to this Prospectus.

    The Worldwide High Income Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends, provided that the total value, at the time of purchase, of all such securities will not exceed 10% of the value of the Fund's total assets. The Fund may have limited recourse in the event of default on such debt instruments. The Fund may invest in loans, assignments of loans and participation in loans. The Fund may also invest in depositary receipts issued by U.S. or foreign financial institutions.

    The Worldwide High Income Fund is not restricted in the portion of its assets which may be invested in securities denominated in a particular currency and a substantial portion of the Fund's assets may be invested in non-U.S. Dollar-denominated securities. The portion of the Fund's assets invested in securities denominated in currencies other than the U.S. Dollar will vary depending on market conditions. Although the Fund is permitted to engage in a wide variety of investment practices designed to hedge against currency exchange rate risks with respect to its holdings of non-U.S. Dollar-denominated debt securities, the Fund may be limited in its ability to hedge against these risks. The Fund may also buy and sell options and may enter into futures contracts and options on futures, including indexed financial futures contracts.

    The Worldwide High Income Fund may invest in zero coupon, pay-in-kind or deferred payment securities, and in securities that may be collateralized by zero coupon securities (such as Brady Bonds). The Worldwide High Income Fund may invest in non-publicly traded securities, private placements and restricted securities.

    The Worldwide High Income Fund is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. Leveraging will magnify declines as well as increases in the net asset value of the Fund's shares and in the yield on the Fund's investments. Although the Fund is authorized to borrow, it will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations.

    The Fund expects that all of its borrowing will be made on a secured basis. The Fund's custodian will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. The Fund may also enter into reverse repurchase agreements.

    The average time to maturity of the Worldwide High Income Fund's securities will vary depending upon the Adviser's perception of market conditions. The Adviser invests primarily in medium-term securities (i.e., those with a remaining maturity of approximately five years) in a market neutral environment. When the Adviser believes that real yields are high, the Adviser lengthens the remaining maturities of securities held by the Fund and, conversely, when the Adviser believes real yields are low, it shortens the remaining maturities. Thus, the Fund is not subject to any restrictions on the maturities of the debt securities it holds, and the Adviser may vary the average maturity of the securities held in the Fund's portfolio without limit.

    For temporary defensive purposes, the Worldwide High Income Fund may invest in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash.

    U.S. CORPORATE HIGH YIELD FIXED INCOME SECURITIES. A portion of the Worldwide High Income Fund's assets will be invested in U.S. corporate high yield fixed income securities, which are commonly referred to as "junk bonds." The Fund may acquire fixed income securities of U.S. issuers, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. Government or any of its political subdivisions, agencies or instrumentalities) and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants and the Fund may invest up to 10% of its total assets in equity securities other than preferred stock (e.g., common stocks, warrants and rights and limited partnership interests). The Fund may not invest more than 5% of its total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or
(2) limited partnership interests.

    EMERGING COUNTRY FIXED INCOME SECURITIES. A portion of the Worldwide High Income Fund's assets will be invested in emerging country fixed income securities. For a discussion of emerging country fixed income securities, see "Emerging Markets Debt Fund" above.

    GLOBAL FIXED INCOME SECURITIES. A portion of the Worldwide High Income Fund's assets will be invested in global fixed income securities. For a discussion of global fixed income securities, see "Global Fixed Income Fund" above.

    For further information about the foregoing and certain additional investment practices of the Fund, including investment in derivative securities, see "Additional Investment Information" below.

                       ADDITIONAL INVESTMENT INFORMATION

BORROWING AND OTHER FORMS OF LEVERAGE

    The Global Fixed Income and High Yield Funds may borrow up to 10% of their total assets as a temporary measure for extraordinary or emergency purposes. These Funds may not purchase additional securities when borrowings exceed 5% of total assets. The Worldwide High Income Fund may enter into reverse repurchase agreements in accordance with its investment objective and policies and may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The Emerging Markets Debt Fund may borrow money (i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings).

DEPOSITARY RECEIPTS

    The Emerging Markets Debt and Worldwide High Income Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

FOREIGN CURRENCY HEDGING TRANSACTIONS

    Each Fund may enter into forward foreign currency exchange contracts ("forward contracts"). Forward contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. Purposes for which such contracts may be used include protecting against a decline in a foreign currency against the U.S.

Dollar between the trade date and settlement date when a Fund purchases or sells securities, locking in the U.S. Dollar value of dividends declared on securities held by the Fund and generally protecting the U.S. Dollar value of securities held by the Fund against exchange rate fluctuations. While such forward contracts may limit losses to a Fund as a result of exchange rate fluctuations, they will also limit any exchange rate gains that might otherwise have been realized.

    The Worldwide High Income Fund may also enter into foreign currency futures contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are traded on regulated exchanges. Parties to a futures contract must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. The Funds may not enter into foreign currency futures contracts if the aggregate amount of initial margin deposits on the Fund's futures positions, including stock index futures contracts (which are discussed below), would exceed 5% of the value of the Fund's total assets. The Funds also will be required to segregate assets to cover its futures contracts obligations.

    At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing purchase transactions with respect to futures contracts are effected on an exchange. A Fund will only enter into such a forward or futures contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward or futures contract, in which case the Fund may suffer a loss.

    The Worldwide High Income Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives the Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

    The Custodian of each Fund will place cash or other liquid assets into a segregated account of a Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts.

FOREIGN INVESTMENT

    Each Fund may invest in securities of foreign issuers. Investment in securities of foreign issuers, especially in securities of issuers in emerging countries, involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing, and financial and other reporting standards and requirements comparable to those applicable to domestic companies. Therefore, disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and subject to greater price volatility than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future adverse political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions such as exchange controls. Emerging countries may have less stable political environments than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.

    The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

    Investments in securities of foreign issuers are generally denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of a Fund's assets measured in U.S. Dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Each Fund will also incur certain costs in connection with conversions between various currencies.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    In order to remain fully invested and to reduce transaction costs, the Emerging Markets Debt, Worldwide High Income and High Yield Funds may utilize appropriate futures contracts and options on futures contracts, including securities index futures contracts and options on securities index futures contracts. An indexed futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of indexed futures will be subject to the Adviser's ability to predict correctly movements in the direction of the relevant debt market. No assurance can be given that the Adviser's judgment in this respect will be correct.

    The Emerging Markets Debt, Worldwide High Income and High Yield Funds will engage in transactions in securities index futures contracts, interest rate futures contracts and options thereon which are traded on a recognized securities or futures exchange. There currently are limited securities index futures, interest rate futures and options on such futures markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, will depend on the development of such markets.

    Each of the Funds may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. When a Fund is not fully invested and anticipates a significant market advance, it may purchase indexed futures in order to gain rapid market exposure that may in part or entirely offset, an increase in the cost of securities that it intends to purchase. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of debt securities.

    The Funds may enter into futures contracts and options thereon provided that not more than 5% of each such Fund's total assets at the time of entering the transaction are required as deposits to secure obligations under such contracts. Furthermore, no more than 20% of the Worldwide High Income and High Yield Fund's total assets, in the aggregate, may be invested in futures contracts and options on futures contracts. The Emerging Markets Debt Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under such contracts, in combination with its outstanding obligations with respect to options transactions, would exceed 50% of its total assets.

    The primary risks associated with the use of futures and options thereon are
(i) imperfect correlation between the change in market value of the stocks held by a Fund and the prices of futures and options relating to the stocks purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on the Fund's ability to hedge.

INVESTMENT FUNDS

    A Fund may invest in securities of another open-end or closed-end investment company, by purchase in the open market involving only customary brokers' commission or in connection with mergers, acquisitions of assets or consolidations and as may otherwise be permitted by the 1940 Act.

    Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through investment funds which have been specifically authorized. The Emerging Markets Debt Fund, Global Fixed Income Fund and Worldwide High Income Fund may invest in these investment funds subject to applicable provisions of the 1940 Act, and other applicable laws. If a Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds.

    Certain of the investment funds referred to in the preceding paragraph are advised by the Adviser. The Emerging Markets Debt Fund, Global Fixed Income Fund and Worldwide High Income Fund may, to the extent permitted under the 1940 Act and other applicable law, invest in these investment funds. If the Fund does elect to make an investment in such an investment fund, it will only purchase the securities of such investment fund in the secondary market.

LOANS OF PORTFOLIO SECURITIES

    Each Fund may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. A Fund will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of the Fund's total assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially.

LOAN PARTICIPATIONS AND ASSIGNMENTS

    The Emerging Markets Debt and Worldwide High Income Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Such Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of Participations, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

LOWER RATED AND UNRATED DEBT SECURITIES

    The Emerging Markets Debt, Worldwide High Income and High Yield Funds may invest in lower rated or unrated debt securities, commonly referred to as "junk bonds." In addition, the emerging country debt securities in which such Funds may invest are subject to additional risks and will not be required to meet a minimum rating standard and may not be rated. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The market values of fixed income securities tend to vary inversely with the level of interest rates. Yields and market values of lower rated and unrated debt securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Fluctuations in the value of a Fund's investments will be reflected in the Fund's net asset value per share.

The Adviser considers both credit risk and market risk in making investment decisions for the Funds. Investors should carefully consider the relative risks of investing in lower rated and unrated debt securities and understand that such securities are not generally meant for short-term investing.

    The U.S. corporate lower rated and unrated debt securities market is relatively new and its recent growth paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments may disrupt the market for U.S. corporate lower rated and unrated debt securities and for emerging country debt securities. Such disruptions may severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for lower rated and unrated debt securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

    Prices for lower rated and unrated debt securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market for lower rated and unrated debt securities, the financial condition of issuers of such securities and the value of outstanding lower rated and unrated debt securities. For example, U.S. federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower rated and unrated debt securities and limiting the deductibility of interest by certain corporate issuers of lower rated and unrated debt securities adversely affected the market in recent years.

    Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated; instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer. In addition, there may be limited trading markets for debt securities of issuers located in emerging countries.

    Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of lower rated and unrated debt securities.

MONEY MARKET INSTRUMENTS

    The Funds are permitted to invest in money market instruments for liquidity and temporary defensive purposes, although the Funds intend to stay invested in securities satisfying their primary investment objective to the extent practical. The Funds may make money market investments pending other investment or settlement for liquidity or in adverse market conditions. The money market investments permitted for the Funds include obligations of the U.S. Government, its agencies and instrumentalities, obligations of foreign sovereignties and other debt securities, including high grade commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit).

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES

    Each Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. A Fund may not invest more than 15% of its net assets in illiquid securities nor, except as set forth below, more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. The Emerging Markets Debt Fund is not subject to the foregoing 10% limitation. Securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended, (the "1933 Act"), which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") may be determined to be liquid under guidelines adopted by, and subject to the supervision of, the Board of Directors. The High Yield Fund may not invest more than 10% of its total assets in Restricted Securities, except that it may invest up to 20% of its total assets in 144A Securities. 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

OPTIONS TRANSACTIONS

    The Emerging Markets Debt and Worldwide High Income Funds may seek to increase their returns or may hedge all or a portion of their portfolio investments through stock options with respect to securities in which such Funds may invest. The Funds may purchase put or call options on individual securities or baskets of securities. When a Fund purchases a call option it acquires the right to buy a designated security at a designated price (the "exercise price"), and when a Fund purchases a put option it acquires the right to sell a designated security at the exercise price, in each case on or before a specified date (the "termination date"), usually not more than nine months from the date the option is issued. A Fund may not purchase call and put options to the extent that the value of its aggregate investment in such derivative securities exceeds 5% of its total assets.

    The Emerging Markets Debt and Worldwide High Income Funds may write (i.e., sell) covered call options on securities and loan participations and assignments held in its portfolio which give the purchaser the right to buy the underlying security, loan participation or assignment covered by the option from the Fund at the stated exercise price. Each Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security, loan participation or assignment in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security, loan participation or assignment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues.

    The Funds may also write (i.e., sell) covered put options. By selling a covered put option, a Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election (certain options written by the Fund will be exercisable by the purchaser only on a specific date).

    The Funds will engage only in transactions in options which are traded on a recognized securities or futures exchange. There currently are limited options markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such options markets.

    The primary risks associated with the use of options are (i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of options relating to the securities purchased or sold by the Fund; and (ii) possible lack of a liquid secondary market for an option.

REPURCHASE AGREEMENTS

    Each Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines of the Company's Board of Directors. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Funds always receive securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. Repurchase agreements with durations (or maturities) over seven days in length are considered to be illiquid securities.

REVERSE REPURCHASE AGREEMENTS

    The Emerging Markets Debt and Worldwide High Income Funds may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by a Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.

SHORT SALES

    The Emerging Markets Debt and Worldwide High Income Funds may from time to time sell securities short without limitation. A short sale is a transaction in which a Fund would sell securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When a Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, a Fund will need to arrange through a broker to borrow the securities and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

    Each Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash, or U.S. Government securities or other liquid assets. In addition, each Fund will place in a segregated account with its Custodian an amount of cash or liquid assets equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. Government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by a Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

STRUCTURED INVESTMENTS

    The Emerging Markets Debt and Worldwide High Income Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which each Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Each Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

TEMPORARY INVESTMENTS

    For temporary defensive purposes, when the Adviser determines that market conditions warrant, each Fund may invest up to 100% of its assets in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash. See "Investment Objectives and Policies," above for further information about each Fund's policies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Each Fund will maintain with the appropriate Custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. It is a current policy of each of the Funds, other than the Emerging Markets Debt Fund, not to enter into when-issued commitments or delayed delivery securities exceeding, in the aggregate, 15% of the Fund's net assets other than the obligations created by these commitments.

ZERO COUPONS; PAY-IN-KIND; DEFERRED PAYMENT SECURITIES

    The Funds may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. A Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

                             INVESTMENT LIMITATIONS

    Each Fund, except the Emerging Markets Debt and Global Fixed Income Funds, is a diversified investment company under the 1940 Act, and is subject to the following limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. The Emerging Markets Debt and Global Fixed Income Funds are non-diversified investment companies under the 1940 Act, which means that each such Fund is not limited by the 1940 Act in the proportion of its total assets that may be invested in the obligations of a single issuer. Thus, the Emerging Markets Debt and Global Fixed Income Funds may invest a greater proportion of their total assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk resulting from such concentration of its portfolio securities. The Emerging Markets Debt and Global Fixed Income Funds, however, intend to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company.

                           MANAGEMENT OF THE COMPANY

    INVESTMENT ADVISER. Morgan Stanley Asset Management Inc. (the "Adviser") is the investment adviser and administrator of the Company and each of the Funds listed below. The Adviser provides investment advice and portfolio management services pursuant to an investment advisory agreement (an "Investment Advisory Agreement") and, subject to the supervision of the Company's Board of Directors, makes each of the Fund's investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Fund's investments. The Adviser is entitled to receive an advisory fee computed daily and paid quarterly at the following annual rates for each of the following Funds:

Emerging Markets Debt Fund............................................       1.25%
Global Fixed Income Fund..............................................       0.75%
High Yield Fund.......................................................       0.75%
Worldwide High Income Fund............................................       0.75%

    The Adviser has agreed to a reduction in the fees payable to it and to reimburse expenses to the applicable Fund, if necessary, if such fees or expenses would cause the total annual operating expenses of the Fund to exceed the maximums set forth in "Fund Expenses."

    The Adviser, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 1996, the Adviser together with its affiliated asset management companies managed investments totaling approximately $103.5 billion, including approximately $86.5 billion under active management and $17 billion as Named Fiduciary or Fiduciary Adviser. See "Management of the Company -- Investment Advisory and Administrative Agreements" in the Statement of Additional Information.

    On October 31, 1996, MSGI purchased the parent company of Van Kampen American Capital, Inc., which in turn is the parent company of VKAC Distributors. Van Kampen American Capital, Inc. is the fourth largest non-proprietary mutual fund provider in the United States with approximately $59 billion in assets under management or supervision as of September 30, 1996. On May 31, 1997, MSGI and Dean Witter, Discover & Co. merged to form Morgan Stanley, Dean Witter, Discover & Co. Prior thereto, MSGI was the parent of the Adviser and the Distributor. The Adviser and the Distributor are now subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

    PORTFOLIO MANAGERS -- The following individuals have primary portfolio management responsibility for the Funds noted below:

    EMERGING MARKETS DEBT FUND -- PAUL GHAFFARI. Paul Ghaffari is a Managing Director of Morgan Stanley. He joined the Adviser in June 1993 as a Vice President and Portfolio Manager for the Morgan Stanley Emerging Markets Debt Fund (a closed-end investment company). Prior to joining the Adviser, Mr. Ghaffari was a Vice President in the Fixed Income Division of the Emerging Markets Sales and Trading Department at Morgan Stanley. From 1983 to 1992, he worked in LDC Sales and Trading Department and the Mortgage-Backed Securities Department at J.P. Morgan & Co. Inc. and worked in the Treasury Department at the Morgan Guaranty Trust Co. He holds a B.A. in International Relations from Pomona College and an M.S. in Foreign Service from Georgetown University. Mr. Ghaffari has had primary responsibility for managing the Portfolio's assets since the Fund commenced operations.

    GLOBAL FIXED INCOME FUND -- J. DAVID GERMANY, MICHAEL B. KUSHMA, PAUL F. O'BRIEN, ROBERT M. SMITH AND RICHARD B. WORLEY. J. David Germany shares primary responsibility for managing the Fund's assets. He joined the Adviser in 1996 and has been a portfolio manager with the Adviser's affiliate, Miller Anderson & Sherrerd, LLP ("MAS") since 1991. He was Vice President & Senior Economist for Morgan Stanley & Co. Incorporated

("Morgan Stanley") from 1989 to 1991. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios of the MAS-advised MAS Funds in 1993 and the MAS Funds' Multi-Asset-Class Portfolio in 1994. Mr. Germany was Senior Staff Economist (International Finance and Macroeconomics) to the Council of Economic Advisors -- Executive Office of the President from 1986 through 1987 and an Economist with the Board of Governors of the Federal Reserve System -- Division of International Finance from 1983 through 1987. He holds an A.B. degree (Valedictorian) from Princeton University and a Ph.D. in Economics from the Massachusetts Institute of Technology. Michael B. Kushma, a Principal at Morgan Stanley, joined the firm in 1987. He shares primary responsibility for managing the Fund's assets. He was a member of Morgan Stanley's global fixed income strategy group in the fixed income division from 1987-1995 where he became the division's senior government bond strategist. He joined the Adviser in 1995 where he took responsibility for the global fixed income portfolios. Mr. Kushma received an A.B. in economics from Princeton University in 1979, an M. Sc. in economics from the London School of Economics in 1981 and an M.Phil. in economics from Columbia University in 1983. Paul F. O'Brien shares primary responsibility for managing the Fund's assets. He joined the Adviser and MAS in 1996. He was head of European Economics from 1993 through 1995 for JP Morgan and as Principal Administrator from 1991 through 1992 for the Organization for Economic Cooperation and Development. He assumed responsibility for the MAS-advised MAS Funds' Global Fixed Income and International Fixed Income Portfolios in 1996. Mr. O'Brien holds a B.S. degree from the Massachusetts Institute of Technology and a Ph.D. in Economics from the University of Minnesota. Robert Smith, a Principal of Morgan Stanley, joined the Adviser in June 1994 and has had or shared primary responsibility for managing the Fund's assets since July 1994. Prior to joining the Adviser he spent eight years as Senior Portfolio Manager -- Fixed Income at the State of Florida Pension Fund. Mr. Smith's responsibilities included active total-rate-of-return management of long term portfolios and supervision of other fixed income managers. A graduate of Florida State University with a B.S. in Business, Mr. Smith also received an M.B.A. -- Finance from Florida State and holds a Chartered Financial Analyst
(CFA) designation. Richard B. Worley, a Managing Director of Morgan Stanley, joined MAS in 1978. He assumed responsibility for the MAS Funds' Fixed Income Portfolio in 1984, the MAS Funds' Domestic Fixed Income Portfolio in 1987, the MAS Funds' Fixed Income Portfolio II in 1990, the MAS Funds' Balanced and Special Purpose Fixed Income Portfolios in 1992, the MAS Funds' Global Fixed Income and International Fixed Income Portfolios in 1993 and the MAS Funds' Multi-Asset-Class Portfolio in 1994. Mr. Worley received a B.A. in Economics from University of Tennessee and attended the Graduate School of Economics at University of Texas.

    HIGH YIELD FUND -- ROBERT ANGEVINE, THOMAS L. BENNETT AND STEPHEN F. ESSER. Robert Angevine is a Principal of the Adviser and the portfolio manager for high yield investments. He has shared primary management responsibility for the Fund since it commenced operations. Prior to joining the Adviser in October 1988, he spent over eight years at Prudential Insurance, where he was responsible for the largest open-end high yield mutual fund in the country. Mr. Angevine also manages high yield assets for one of the largest corporate pension funds in the country. His other experience includes international treasury operations at a major pharmaceutical company and commercial banking. Mr. Angevine received an M.B.A. from Fairleigh Dickinson University and a B.A. in Economics from Lafayette College. Thomas L. Bennett shares responsibility for managing the Fund's assets. He joined the Adviser in 1996 and has been a portfolio manager with MAS since 1984. Mr. Bennett assumed responsibility for the MAS-advised MAS Funds' Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio in 1987, the High Yield Portfolio in 1985, the Fixed Income Portfolio II in 1990, the Special Purpose Fixed Income and Balanced Portfolios in 1992 and the Multi-Asset-Class Portfolio in 1994. Mr. Bennett also is the Chairman of the MAS Funds and has a B.S. degree (Chemistry) and an M.B.A. from the University of Cincinnati. Stephen F. Esser shares primary responsibility for managing the Fund's assets. He joined the Adviser in 1996 and has been a portfolio manager with MAS since 1988. He assumed responsibility for the MAS-advised MAS Funds' High Yield Portfolio in 1989. Mr. Esser is a member of the New York Society of Security Analysts and has a B.S. degree (Summa Cum Laude; Phi Beta Kappa) from the University of Delaware.

    WORLDWIDE HIGH INCOME FUND -- ROBERT ANGEVINE AND PAUL GHAFFARI. Information about Messrs. Angevine and Ghaffari is included under Emerging Markets Debt Fund and High Yield Fund, respectively, above. Messrs. Angevine and Ghaffari have shared primary management responsibility for the Fund since it commenced operations.

    ADMINISTRATOR. Morgan Stanley Asset Management Inc. (the "Administrator") also provides the Company with administrative services pursuant to a separate administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Company pays the Administrator a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Fund.

    Under a sub-administration agreement between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the Administration Agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information on the Administration Agreement, see "Management of the Company" in the Statement of Additional Information.

    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Company's Adviser, Administrator and Distributor. The Officers of the Company conduct and supervise its daily business operations.

    DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. ("VKAC Distributors," or the "Distributor") serves as the distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, VKAC Distributors sells shares of the Company upon the terms and at the current offering price described in this Prospectus. VKAC Distributors is not obligated to sell any specific number of shares of the Company.

    The Company currently offers Class A shares, Class B shares and Class C shares of the Funds other than the money market funds. The Funds that are money market funds offer only a single class of shares. The Company may in the future offer one or more classes of shares for the Fund that may have CDSCs or initial sales charges or other distribution charges or a combination thereof different from those of the classes currently offered.

    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a Plan for each class of the Funds pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" and together, the "Plans"). Under each applicable Plan, the Distributor is entitled to receive from the Funds a distribution fee, which is accrued daily and paid quarterly, at a maximum rate of 0.75% of the Class B shares and Class C shares of each Fund, on an annualized basis of the average daily net assets of such classes. The actual amount of such compensation is agreed upon by the Company's Board of Directors and by the Distributor. With respect to Class B Shares, the Distributor expects to utilize substantially all of its fee to reimburse itself for commissions paid to investment dealers, banks or financial services firms that provide distribution services (each, a "Participating Dealer"). With respect to Class C Shares, the Distributor expects to reallocate substantially all of its fee to such Participating Dealers. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares. Class A shares, Class B shares and Class C shares are subject to a shareholder servicing fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares of a Fund. In addition to such payments, the Adviser may use its advisory fees or other resources to pay expenses associated with activities which might be construed to be financing the sale of the Funds' shares including payments to third parties that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services).

    The Plans obligate the Fund to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Fund will not be obligated to pay more than that fee. If the Distributor's actual expenses are less than the fee it receives, the Distributor will retain the full amount of the fee.

    Each Plan for a class of Company shares, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto ("12b-1 Directors"). Each Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of the Fund. The fee set forth above will be paid by the appropriate class to the Distributor unless and until a Plan is terminated or not renewed. The Company intends to operate each Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.

    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser or its affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Fund pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser or its affiliates from their assets, and will not be made from the assets of the Company or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by CGFSC. The Adviser may elect to enter into a contract to pay the financial institutions for such services.

    EXPENSES. The Fund is responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES

GENERAL

    The Company offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "Participating Dealers."

    Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. The $500 minimum may be waived by the Distributor for plans involving periodic investments. Shares of the Company may be sold in foreign countries where permissible. The Company and the Distributor reserve the right to refuse any order for the purchase of shares. The Company also reserves the right to suspend the sale of the Company's shares in response to conditions in the securities markets or for other reasons.

    Shares of the Company may be purchased on any business day through Participating Dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the Participating Dealer, to the shareholder service agent, ACCESS Investor Services, Inc., a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("ACCESS"). When purchasing shares of the Company, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.

    Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is determined once daily as of the close of trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m., Eastern Time) each day the NYSE is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class less all liabilities (including accrued expenses) attributable to such class by the total number of shares of the class outstanding.

    Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the distribution and the higher transfer agency fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by a Participating Dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by Participating Dealers after the close of the NYSE are priced based on the next close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of Participating Dealers to transmit orders received by them to the Distributor so they will be received prior to such time.

    Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all respects, except that
(i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the distribution fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan to which its distribution fee or service fee is paid and (iii) Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and incremental transfer agency expenses associated with such class of shares. Sales personnel of Participating Dealers distributing the Company's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.

    In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Fund Expenses" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases shares at net asset value, as described herein under "Purchase of Shares--Class A Shares." For these reasons, it is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B Shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such an investor to purchase Class A shares.

    Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for most accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.

    Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/or desire a short contingent deferred sales charge schedule.

    The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution fee with respect to Class B shares and Class C shares are the same as those of the initial sales charge with respect to Class A shares. See "Distribution Plans."

    The Distributor may from time to time implement programs under which a Participating Dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any Participating Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the Participating Dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Company. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Company. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to a Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES

    The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth herein.

SALES CHARGE TABLE

                                                                     REALLOWED TO DEALERS
                                    AS % OF         AS % OF NET        (AS % OF OFFERING
SIZE OF INVESTMENT              OFFERING PRICE    AMOUNT INVESTED           PRICE)
------------------------------  ---------------  -----------------  -----------------------
Less than $100,000............          4.75              4.99                  4.25
$100,000 but less than
 $250,000.....................          3.75              3.90                  3.25
$250,000 but less than
 $500,000.....................          2.75              2.83                  2.25
$500,000 but less than
 $1,000,000...................          2.00              2.04                  1.75
$1,000,000 or more*...........         *                 *                     *

--------------
 * No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Funds impose a contingent deferred sales charge of 1.00% in the event of certain redemptions within one year of the purchase. A commission will be paid to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.50% on the excess over $3 million. See "-- Purchase of Shares Purchase of Class B Shares" and "-- Purchase of Class C Shares" for additional information with respect to contingent deferred sales charges.

    In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to Participating Dealers that sell shares of the Company. Participating Dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933, as amended.

    The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Company for their clients a transaction fee up to the level of the reallowance allowable to Participating Dealers described herein. Such financial institutions, other industry professionals and Participating Dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Company. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

    Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

    Investors or their Participating Dealers must notify the Company whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their Participating Dealer or the Distributor.

    A person eligible for a reduced sales charge includes an individual, their spouse and children under 21 years of age, and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

    As used herein, "Participating Funds" refers to all Funds of Morgan Stanley Fund, Inc.

    VOLUME DISCOUNTS. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person in shares of a Fund or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

    CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

    LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

    Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Company or the Distributor. The Company reserves the right to modify or terminate these arrangements at any time.

    UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Company permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Company at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Company and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the Participating Dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their Participating Dealer or the Distributor.

    The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in a Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.

    As further requirements for obtaining these special benefits, the Company also requires that all dividends and other distributions by a Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Company will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Company reserves the right to modify or terminate this program at any time.

    NAV PURCHASE OPTIONS. Class A shares of a Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund by:

  (1) Current or retired Trustees/Directors of funds advised by an Adviser and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of MSGI or VK/AC Holding, Inc. and any of their subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

  (4) Registered investments advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in a Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Participating Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs. The Distributor may pay commissions of up to 1.00% for such purchases.

  (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.

  (7) Investors purchasing shares of a Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.

  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales up to $5 million, plus 0.50% on the next $5 million, plus $0.25 on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales up to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million

  (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment advisor or other similar groups. Shares purchased in each group's participant's account in connection with this privilege will be subject to a contingent deferred sales charge of one percent in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million.

    The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and a person's spouse's parents.

    Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through (9) above.

    The Company may terminate, or amend the terms of, offering shares of the Fund at net asset value to the foregoing groups at any time.

RETIREMENT PLANS

    Van Kampen American Capital Trust Company ("VK Trust") provides retirement plan services and documents and can establish investor accounts in IRAs. This includes Simplified Employee Pension Plan ("SEP") and IRA accounts. Brochures describing such plans and materials for establishing them are available from VK Trust upon request. The brochures for custodial accounts with VK Trust describe the current fees payable to VK Trust for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

PURCHASE OF CLASS B SHARES

    Class B shares of the Funds may be purchased at net asset value without an initial sales charge. However, a CDSC will be imposed on certain Class B shares redeemed within five years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B shares redeemed or the total cost of such shares. Accordingly, the CDSC will not be applied to dollar amounts representing an increase in the net asset values above the initial purchase price of the shares being redeemed. In addition, no charge is assessed on redemptions of Class B shares derived from reinvestment of dividends or capital gains distributions.

    In determining whether the CDSC is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B shares in the shareholder's account that represent reinvested dividends and/or distributions, and/or of Class B shares held longer than five years after purchase, and next of Class B shares held the longest during the initial five-year period after purchase. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of purchase of Class B shares until the redemption of such shares (the "holding period"). The following table sets forth the rates of the CDSC.

CONTINGENT DEFERRED SALES CHARGE

                                                              SALES CHARGE AS
                                                               PERCENTAGE OF
                                                                    THE
                                                               DOLLAR AMOUNT
YEAR SINCE PURCHASE                                              SUBJECT TO
PAYMENT WAS MADE                                                   CHARGE
------------------------------------------------------------  ----------------
First.......................................................       4.00%
Second......................................................       4.00%
Third.......................................................       3.00%
Fourth......................................................       2.50%
Fifth.......................................................       1.50%
Thereafter..................................................       None*

--------------
* As described more fully below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

    Proceeds from any CDSC are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution-related services to the Company in connection with the sale of the Class B shares. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at a rate not in excess of 4.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers a portion of its distribution fee under the Plan as described under "Management of the Company -- Distributor" above. Additionally, the Distributor may pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Funds. The combination of the CDSC and the distribution/service fee facilitates the ability of the Company to sell the Class B shares without a sales charge being deducted at the time of purchase.

    AUTOMATIC CONVERSION TO CLASS A SHARES. After the eighth year following purchase, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. Under current tax law, the conversion is not a taxable event to the shareholder.

    Class B shares may also be purchased through an Automatic Investment Plan as described below.

PURCHASE OF CLASS C SHARES

    Class C shares of the Funds may be purchased at the net asset value per share and such shares are subject to a CDSC at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares for shares that are redeemed within one year of purchase. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at the rate of 1.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers most of its distribution fee, with respect to such shares, under the Rule 12b-1 Plan for such class of shares, as described under "Management of the Company -- Distributor" above. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed.

    WAIVER OF CDSC. The CDSC will be waived on the redemption of Class B or Class C shares (i) following the death or initial determination of disability (as defined in the Code) of a shareholder; (ii) certain distributions from an IRA or other retirement plan; (iii) to the extent that shares redeemed have been withdrawn from a Systematic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Withdrawal Plan is established; or (iv) effected pursuant to the right of the Company to liquidate a shareholder's account as described herein under "Redemption of Shares." A shareholder, or his or her representative, must notify the Company's Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. The shareholder is responsible for providing sufficient documentation to the Transfer Agent to verify the existence of such circumstances. For information on the imposition and waiver of the CDSC, contact Investor Services at 1-800-282-4404.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

    No initial sales charge or CDSC will be payable on the shares of the Funds or class thereof purchased through the automatic reinvestment of dividends and distributions on shares of the Funds.

REINSTATEMENT PRIVILEGE OF EACH CLASS

    A shareholder who has redeemed Class A shares of a Participating Fund may reinvest up to the full amount received at net asset value at the time of the reinvestment in Class A shares of the Funds without payment of a sales charge. A shareholder who has redeemed Class B shares of a Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class A shares at net asset value with no initial sales charge. A Class C shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of that Fund with credit given for any CDSC paid upon such redemption. The reinstatement privilege as to any specific Class A, Class B or Class C shares must be exercised within 180 days of the redemption. The Transfer Agent must receive from the shareholder or the shareholder's Participating Dealer both a written request for reinstatement and a check or wire which does not exceed the redemption proceeds. The written request must state that the reinvestment is made pursuant to this reinstatement privilege. If a loss is realized on the redemption of Class A shares, the reinvestment may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinstatement privilege may be terminated or modified at any time. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans. See the Statement of Additional Information for further discussion of waiver provisions.

                              SHAREHOLDER SERVICES

    The Company offers a number of shareholder services designed to facilitate investment in its shares at little or no extra costs to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Company at any time.

    INVESTMENT ACCOUNT. ACCESS, transfer agent for the Company and a wholly-owned subsidiary of Van Kampen American Capital, Inc. performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.

    SHARE CERTIFICATES. Generally, the Company will not issue share certificates. However, upon written or telephone request to the Company, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Company. A shareholder will be required to surrender such certificates upon redemption or transfer thereof. In addition, if such certificates are lost the shareholder must write to the Morgan Stanley Fund c/o ACCESS, P.O. Box 419256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

    REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the applicable Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Dividends and Distributions."

    AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Funds. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

    DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, elect to have all dividends and other distributions paid on a class of shares of the Company invested into shares of the same class of any other Fund so long as pre-existing account for such class of shares exists for such shareholder. Both accounts must also be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual.

    If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the Fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.

    RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans are available from the Distributor.

    EXCHANGE PRIVILEGE. Shares of the Company may be exchanged with shares of the same class of another Participating Fund, subject to certain limitations. Before effecting an exchange, shareholders in the Company should obtain and read a current prospectus of the Participating Funds into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER PARTICIPATING FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE.

    To be eligible for exchange, shares of a Fund generally must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of a Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.

    Class A shares of Funds that generally impose an initial sales charge are not subject to any sales charge upon exchange into the Fund.

    No sales charge is imposed upon the exchange of a Class B share or a Class C share. The contingent deferred sales charge schedule and conversion schedule applicable to a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the fund from which such shares originally was purchased. The holding period of a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the date such share originally was purchased.

    Exchange of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

    A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. Van Kampen American Capital, Inc. and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Company's employ procedure considered by them to be reasonable to confirm their instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recordings, telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Company will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Company reserves the right to reject any order to acquire its shares through exchange. In addition, the Company may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

    SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $5,000 or more may establish a quarterly, semi-annual or annual withdrawal plan. Investors whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions have the additional option of establishing a monthly withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the principal, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual or annual checks in any amount not less than $25.

    The CDSC on Class B and Class C shares is waived for withdrawals under the Systematic Withdrawal Plan of a maximum 1% per month, 3% per quarter, 6% semiannually or 12% annually, of the initial value of a shareholder's account. Under this CDSC waiver policy, amounts withdrawn each month will be paid by redeeming first Class B shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If no Class B shares not subject to the CDSC are available, or not enough such shares are available, Class B shares having a CDSC will be redeemed next, beginning with such shares held for the longest period of time (having the lowest CDSC payable upon redemption) and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Under this policy, the least amount of CDSC will be waived by withdrawals under the Systematic Withdrawal Plan.

    Under the plan, sufficient shares of the Company are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Company reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders.

    AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment.

In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing to ACCESS or by calling 1-800-282-4404. A shareholder's bank may charge a fee for this transfer.

                              REDEMPTION OF SHARES

    Shareholders may redeem for cash some or all of their shares without charge by the Company (other than, with respect to CDSC Shares, the applicable contingent deferred sales charge) at any time by sending a written request in proper form directly to the Fund c/o ACCESS, P.O. Box 419256, Kansas City, Missouri 64141-9256, by placing the redemption request through a Participating Dealer or by calling the Company.

    The Company will redeem shares of each Fund at its next determined net asset value. A CDSC of 1.00% will be imposed on certain Class A shares of the Funds that were purchased without payment of the initial sales charge due to the size of the purchase and are redeemed within one year of purchase. A maximum CDSC of 4.00% which decreases in steps to 0% after five years, will be imposed on certain Class B shares of the Funds that are redeemed within five years of purchase. A CDSC of 1.00% will be imposed on certain Class C shares of the Funds that are redeemed within one year of purchase. See "Purchase of Shares." Any CDSC will be imposed on the lesser of the current market value or the total cost of the shares being redeemed. In determining whether a CDSC is payable, and, if so, the amount of the charge, it is assumed that shares not subject to such charge are the first redeemed followed by other shares held for the longest period of time.

    WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares or dollars to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, additional documents may be necessary. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within seven business days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

    DEALER REDEMPTION REQUEST. Shareholders may sell shares through their securities dealer, who will submit the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received, less any applicable CDSC, by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Request") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.

    TELEPHONE REDEMPTION REQUESTS. The Company permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Company at (800) 282-4404 or (800) 772-8889 for the hearing impaired to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Company will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Company may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason, in such case, a shareholder would have to use the Company's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., Eastern Time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

    For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily of the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address or record. proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address or bank account of record has been changed within 30 days prior to a telephone redemption request. The Company reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

    REDEMPTION UPON DISABILITY. The Company will waive the contingent deferred sales charge on redemption following the disability of holders of Class B shares and Class C shares. An individual will be considered disabled for this purpose of he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled of such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.

    In cases of disability, the contingent deferred sales charges on Class B shares and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

    GENERAL REDEMPTION INFORMATION. The Company may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Directors. At least 60 days' advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.

    As described herein under "Purchase of Shares," redemptions of Class B shares or Class C shares are subject to a contingent deferred sales charge. In addition a CDSC of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses,. A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.

    IRA redemption requests should be sent to the IRA custodian to be fowarded to ACCESS. Where Van Kampen American Capital Trust Company serves as IRA custodian, special IRA, 403(b)(7), or Keogh redemption forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.

    Reinstatement privileges (as otherwise described under "Reinstatement Privilege of Each Class" above) also extend to participants in eligible retirement plans held or administered by Van Kampen American Capital Trust Company who repay the principal and interest on borrowings from such plans.

    FOR SHARES THAT ARE HELD IN BROKER STREET NAME, YOU CANNOT REQUEST REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER.

TRANSFER OF REGISTRATION

    You may transfer the registration of any of your Company shares to another person by writing to the Fund c/o ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name may be transferred only by contacting your Participating Dealer.

                              VALUATION OF SHARES

    Net asset value is calculated separately for each class of each Fund. The net asset value per share of each class of shares of a Fund is determined by dividing the total fair market value of the investments and other assets attributable to such classes of shares, less all liabilities attributable to such class of shares, by the total number of outstanding shares of such classes of shares. Net asset value per share of a Fund is determined as of the regular close of the NYSE (currently, 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. Securities listed on a securities exchange for which market quotations are available are valued at their closing price. If no closing price is available, such securities will be valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The "amortized cost" method of valuation does not take into account unrealized gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument.

    The value of other assets and securities for which no quotations are readily available (including illiquid and unlisted foreign securities) and those securities for which it is inappropriate to determine prices in accordance with the above procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid price and asked price of such currencies against the U.S. Dollar as quoted by a major bank.

    Although the legal rights of Class A, Class B and Class C shares will be identical, the different expenses borne by each class will result in different net asset values and dividends. Dividends will differ by approximately the amount of the distribution expenses that have accrued for each class. The respective net asset values of Class B shares and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution fee charged to Class B and Class C shares.

                             PORTFOLIO TRANSACTIONS

    The Adviser selects the brokers or dealers that will execute the purchases and sales of investment securities for each of the Funds. The Adviser may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the Fund to their clients or who act as agents in the purchase of shares of the Funds for their clients.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley & Co. Incorporated ("Morgan Stanley"), an affiliate of the Advisers or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For such portfolio transactions, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers for comparable transactions involving similar securities being purchased or sold during a comparable period of time.

    Although the objective of each Fund is not to invest for short-term trading, each Fund will seek to take advantage of trading opportunities as they arise to the extent they are consistent with the Funds' objectives. Accordingly, investment securities may be sold from time to time without regard to the length of time they have been held. The Emerging Markets Debt and High Yield Funds each anticipate that its annual portfolio turnover rate will not exceed 100% under normal circumstances. Market conditions could result in portfolio activity at a greater or lesser rate than anticipated. For the annual turnover rates for the other Funds, see "Financial Highlights" above. High portfolio turnover involves correspondingly greater transaction costs which will be borne directly by the Fund. In addition, high portfolio turnover may result in more capital gains which would be taxable to the shareholders of the Fund.

                            PERFORMANCE INFORMATION

    The Company may from time to time advertise total return of the Funds. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in a Fund would have earned over a specified period of time (such as one, three, five or ten years) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes consequences to shareholders subject to tax. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and Morgan Stanley Capital International.

    The respective performance figures for Class B shares and Class C shares of the Funds will generally be lower than those for Class A shares of the Funds because of the distribution fee and larger shareholder services fee charged to Class B shares and Class C shares.

PERFORMANCE OF INVESTMENT ADVISER -- EMERGING MARKETS DEBT FUND

    The Adviser manages a portfolio of Morgan Stanley Institutional Fund, Inc. ("MSIF") which served as the model for the Emerging Markets Debt Fund. The portfolio of MSIF (the "MSIF Portfolio") has substantially the same investment objective and policies as the Emerging Markets Debt Fund. In addition, the Adviser intends the Emerging Markets Debt Fund and the corresponding MSIF Portfolio to be managed by the same personnel and to continue to have closely similar investment strategies, techniques and characteristics. Past investment performance of the MSIF Portfolio, as shown in the table below, may be relevant to your consideration of investment in the Emerging Markets Debt Fund. The investment performance of the MSIF Portfolio is not necessarily indicative of future performance of the Emerging Markets Debt Fund. Also, the operating expenses of the Emerging Markets Debt Fund will be different from, and may be higher than, the operating expenses of the MSIF Portfolio. The investment performance of the MSIF Portfolio is provided merely to indicate the experience of the Adviser in managing similar investment portfolios.

    The data set forth below under the heading "Return With Sales Charge" is adjusted, (i) with respect to the Class A shares, to take into account a 4.75% sales charge applicable to purchases of Class A shares of the Emerging Markets Debt Fund; (ii) with respect to Class B shares, to take into account the applicable CDSC that is imposed if Class B shares of the Emerging Markets Debt Fund are redeemed within the year of their purchase indicated; and (iii) with respect to the Class C shares, to take into account a 1.00% CDSC that is imposed if Class C shares of the Emerging Markets Debt Fund are redeemed within one year of their purchase. The data set forth below under the heading "Return Without Sales Charge" is not adjusted to take into account such sales charges.

   TOTAL RETURN FOR THE MSIF EMERGING MARKETS DEBT PORTFOLIO'S CLASS A SHARES
            (A SEPARATE MUTUAL FUND FROM EMERGING MARKETS DEBT FUND)
                    FOR THE PERIOD ENDED SEPTEMBER 30, 1996
   (ADJUSTED TO REFLECT STATED SALES LOADS OF THE EMERGING MARKETS DEBT FUND)

RETURN WITH                                                                       SINCE
SALES CHARGE                                                         1 YEAR    INCEPTION (1)
------------------------------------------------------------------  ---------  ------------
Class A (of 4.75%)................................................     43.21%       12.32%
Class B (of 4.00%)................................................     43.96%       13.07%
Class C (of 1.00%)................................................     46.96%       17.07%
RETURN WITHOUT
SALES CHARGE
------------------------------------------------------------------
Class A...........................................................     47.96%       17.07%
Class B...........................................................     47.96%       17.07%
Class C...........................................................     47.96%       17.07%

--------------
(1) Commenced operations on February 1, 1994.

    The past performance of the MSIF Emerging Markets Debt Portfolio is no guarantee of the future performance of the Emerging Markets Debt Fund.

                          DIVIDENDS AND DISTRIBUTIONS

    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, without payment of any initial sales charge of the Funds, except that, upon written notice to the Company or by checking off the appropriate box in the Distribution Option Section on the New Account Application, a shareholder may elect to receive dividends and/or distributions in cash. Shares received through reinvestment of dividends and/or distributions will not be subject to any CDSC upon their redemption.

    The Emerging Markets Debt Fund expects to distribute substantially all of its net investment income in the form of annual dividends. Each of the Global Fixed Income, High Yield and Worldwide High Income Funds expects to distribute net investment income monthly. Net realized gains, if any, will be distributed annually. Confirmations of the purchase of shares of the Fund through the automatic reinvestment of income dividends and capital gains distributions will be provided, pursuant to Rule 10b-10(b) under the Securities Exchange Act of 1934, as amended, on the next quarterly client statement following such purchase of shares. Consequently, confirmations of such purchases will not be provided at the time of completion of such purchases, as might otherwise be required by Rule 10b-10.

    Any undistributed net investment income and undistributed realized gains increase a Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" or "ex-distribution" date, the net asset value per share excludes the dividend or distribution (i.e., is reduced by the per share amount of the dividend or distribution). Dividends and distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to tax.

    Because of the higher distribution fee, higher shareholder servicing fee, and any other expenses that may be attributable to the Class B shares and Class C shares of a Fund, the net income attributable to and the dividends payable on Class B shares and Class C shares of a Fund will be lower than the net income attributable to and the dividends payable on Class A shares of the Funds. As a result, the net asset value per share of the classes of a Fund will differ at times. Expenses of the Company allocated to a particular class of shares of a Fund will be borne on a pro rata basis by each outstanding share of that class.

                                     TAXES

TAX STATUS OF THE FUNDS

    The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. See also the tax sections in the Statement of Additional Information.

    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

    Each of the Funds is generally treated as a separate entity for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code") generally will be applied to each Fund separately, rather than to the Company as a whole. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

    The Funds intend to qualify for the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss less any available loss carryforward) which is distributed to its shareholders.

TAX STATUS OF DISTRIBUTIONS

    Each Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain), to its shareholders. Dividends paid by a Fund from its net investment income will be taxable to the shareholders of the Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax. Dividends paid by a Fund attributable to dividends received from shares of domestic corporations generally will not qualify for the dividends-received deduction to corporations.

    Distributions of net capital gains are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held a Fund's shares. Capital gains distributions are not eligible for the corporate dividends-received deduction. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gains prior to the end of each calendar year to avoid liability for federal excise tax.

    Dividends and other Distributions declared in October, November and December by a Fund payable as of a record date in such month and paid at any time during January of the following year are treated as having been paid by the Fund and received by the shareholders on December 31 of the year declared.

    The sale, exchange or redemption of shares may result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the Shareholder's adjusted basis in the redeemed, exchanged or sold shares. If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Shareholders may also be subject to state and local taxes on distributions from the Fund.

    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

    The Company was organized as a Maryland corporation on August 14, 1992. The Amended Articles of Incorporation currently permit the Company to issue 27.375 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Company is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.

    The shares of each Fund, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. Any person or organization owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Fund. As of December 11, 1996, Morgan Stanley Group Inc., 1221 Avenue of the Americas, New York, NY 10020, was presumed to "control" the High Yield Fund based solely on its ownership of 25% or more of the outstanding voting shares of such Fund.

REPORTS TO SHAREHOLDERS

    The Company will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants.

    In addition, the Company or the Transfer Agent, will send to each shareholder having an account directly with the Company a quarterly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. In addition, when a transaction occurs in a shareholder's account, the Company or the Transfer Agent will send the shareholder a confirmation statement showing the same information.

CUSTODIAN

    Domestic securities and cash are held by Chase, which is not an affiliate of the Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("Morgan Stanley Trust"), acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. Morgan Stanley Trust may also hold certain domestic assets for the Company. Morgan Stanley Trust is an affiliate of the Adviser and the Distributor. For more information on the custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING AND TRANSFER AGENT

    ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256, acts as dividend disbursing and transfer agent for the Company.

INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as independent accountants for the Company and audits its annual financial statements.

                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid.

    D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

MORGAN STANLEY FUND, INC.
          EMERGING MARKETS DEBT, GLOBAL FIXED INCOME, HIGH YIELD AND WORLDWIDE HIGH INCOME FUNDS
            P.O. BOX 418256, KANSAS CITY, MISSOURI 64141 (800-282-4404)      NEW
ACCOUNT APPLICATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              ACCOUNT REGISTRATION
--------------------------------------------------------------------------------
    / /  Individual    / /  Joint Tenants    / /  Trust    / /  Gift/Transfer to
Minor                       / /  Other____________________

NOTE: Joint tenant registration will be as "joint tenants with right of survivorship" and not as "tenants in common" unless specified. Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and date of trust instrument. Registration for Uniform Gifts/Transfers to Minors should be in the name of one custodian and one minor and include the state under which the custodianship is created (using the minor's Social Security Number ("SSN")). For an Individual Retirement Account ("IRA") a different application is required. Please call ACCESS Investor Services, Inc. ("ACCESS") at 800-282-4404 or your investment dealer to obtain the IRA application.

---------------------------------------------    --------------------------------------------------------------------------
Name(s) (PLEASE PRINT)                           Social Security Number(s) or Taxpayer Identification Number(s) ("TIN(s)")

---------------------------------------------    --------------------------------------------------------------------------
Name                                             Telephone Number

---------------------------------------------
Address

---------------------------------------------
City/State/Zip

--------------------------------------------------------------------------------
CONSOLIDATED MAILINGS: If you or your family members own multiple accounts in the Morgan Stanley Fund, Inc., you can prevent duplicate mailings to your address by completing this section.

ACCOUNT NUMBER(S)                                                 NAME(S) IN WHICH ACCOUNT IS REGISTERED

-------------------------------------------------                 --------------------------------------------------------------

-------------------------------------------------                 --------------------------------------------------------------

-------------------------------------------------                 --------------------------------------------------------------

--------------------------------------------------------------------------------
                                 FUND SELECTION
--------------------------------------------------------------------------------

The minimum initial and subsequent investment is $500 and $25, respectively. Attach a check payable to MORGAN STANLEY FUND, INC. -- Investment Fund name.

Morgan Stanley Emerging Markets                Class A (466)   $           Class B (566)   $           Class C (666)   $
 Debt Fund                                                     ----------                  ----------                  ----------
Morgan Stanley Global Fixed                    Class A (451)   $           Class B (551)   $           Class C (651)   $
 Income Fund                                                   ----------                  ----------                  ----------
Morgan Stanley High Yield                      Class A (456)   $           Class B (556)   $           Class C (656)   $
 Fund                                                          ----------                  ----------                  ----------
Morgan Stanley Worldwide High                  Class A (454)   $           Class B (554)   $           Class C (654)   $
 Income Fund                                                   ----------                  ----------                  ----------
                                                                                                                       $
                                                                           Total Initial Investment:                   ----------


NOTE: IF INVESTING BY WIRE, YOU MUST        A.  By Mail: Enclosed is a check in the amount of $ -----------------------
OBTAIN A BANK WIRE CONTROL NUMBER. TO DO    payable to Morgan Stanley Fund, Inc.
SO, PLEASE CALL 800-421-6714.               B.  By Wire: A bank wire in the amount of $ ----------------------- has been sent to Morgan Stanley Fund, Inc.
                                                from -------------------------------------------
                                            -------------------------------------------
                                                Name of Bank    Wire Control Number

CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:

All Dividends are to be                         / /  reinvested   / /  paid in cash
All Capital Gains are to be                     / /  reinvested   / /  paid in cash

--------------------------------------------------------------------------------
                               ACCOUNT PRIVILEGES
--------------------------------------------------------------------------------

TELEPHONE EXCHANGE AND REDEMPTION                                 AUTHORITY TO TRANSMIT REDEMPTION PROCEEDS TO PRE-DESIGNATED
You will automatically have telephone exchange and redemption     ACCOUNT.
privileges for yourself and your investment dealer and appoint    I/We hereby authorize ACCESS to act upon instructions received
ACCESS to act as your agent to act upon instructions received     by telephone to withdraw $1,000 or more from my/our account in
by telephone in order to effect such privileges unless you        Morgan Stanley Fund, Inc. and wire the amount withdrawn to the
mark one or more of the boxes below:                              following commercial bank account.
                No, I/we do not want:                             Title on Bank Account
                                                                  ----------------------------------------------------

                    / /  telephone exchange privileges            Name of Bank
                    / /  telephone redemption privileges          -------------------------------------------------------
                                                                  Bank A.B.A. Number -----------------    Account Number
                                                                  -----------------
      for myself/ourselves or my/our investment dealer.
                                                                  City/State/Zip
                                                                  ------------------------------------------------------------
I/We further acknowledge that it is my/our responsibility to read the Prospectus of any Investment Fund into which I/we
exchange.
Morgan Stanley Fund, Inc. will mail redemption proceeds to the
name and address in which my/our fund account is registered                         ATTACH A VOIDED CHECK HERE
unless I check the following box and complete the information at right.  / /
A corporation or partnership must also submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names and titles of officers authorized to act on its behalf.
The Company and the Company's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopying written instructions of transaction requests. Neither the Company nor the Transfer Agent will be responsible for any loss, liability, cost or expenses for following instructions received by telephone that it reasonably believes to be genuine.

--------------------------------------------------------------------------------
                       RIGHTS OF ACCUMULATION (OPTIONAL)
--------------------------------------------------------------------------------

Fund shareholders together with members of their families, may be entitled to reduced sales charges with respect to their purchases of Class A shares of Funds of Morgan Stanley Fund, Inc. sold with an initial sales load ("Funds"). You may also receive a reduced sales charge by completing the Letter of Intent as set forth below as provided in the Prospectus of the Morgan Stanley Fund, Inc. (the "Prospectus"). See the Prospectus for details.

To qualify, you must complete this section, listing all of your accounts including those in your spouse's name, joint accounts and accounts held for your minor children. If you need more space, please attach a separate sheet.

I/We qualify for the Rights of Accumulation initial sales charge discount described in the Prospectus and Statement of Additional Information of Morgan Stanley Fund, Inc.
/ / I/We own Class A shares of more than one Fund of Morgan Stanley Fund, Inc. / / The registration of some of my/our Class A shares differs from that shown on this application. Listed below are the account number(s) and full registration(s) in each case.

LIST OF OTHER ACCOUNTS

ACCOUNT NUMBER(S)                                   NAME(S) IN WHICH ACCOUNT IS REGISTERED

-------------------------------------------------   --------------------------------------------------------------------------------

-------------------------------------------------   --------------------------------------------------------------------------------

-------------------------------------------------   --------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          LETTER OF INTENT (OPTIONAL)
--------------------------------------------------------------------------------

I/we agree to the Letter of Intent Conditions on the last page of this application.
I/we intend to invest, within a 13-month period beginning on the date hereof (initial purchase date) in Class A shares of the Fund purchased hereunder and the other Fund, an aggregate amount which, together with the value of Class A shares of any of the Funds then owned by me/us, will equal or exceed the amount indicated below:

   / /  $50,000   / /  $100,000  / /  $250,000  / /  $500,000  / /  $1,000,000
--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)   / /  Yes   / /  No     Not Available for
IRAs
--------------------------------------------------------------------------------

Available to shareholders with account balances of $5,000 or more for quarterly, semi-annual or annual withdrawals; $10,000 for monthly withdrawals. I/We hereby authorize ACCESS to redeem the necessary number of shares from my/our Morgan Stanley Fund, Inc. Account on the designated dates in order to make the following periodic payments:

     / /  Monthly     / /  Quarterly     / /  Semiannually     / /  Annually

(This request for participation in the Systematic Withdrawal Plan must be received by the 18th day of the month in which you wish withdrawals to begin. Redemptions of shares to make the payments elected above will occur on the 25th day of the month prior to payment, or if such day is not a business day, then the next preceding business day.)

Withdrawal ($25 minimum) from:

                                                               Amount of
Fund Name                                                      Each Check    Or      %*

-------------------------  Class  :  ------  Code  :   ------  $                   ------%
                                                               ----------

-------------------------  Class  :  ------  Code  :   ------  $                   ------%
                                                               ----------

-------------------------  Class  :  ------  Code  :   ------  $                   ------%
                                                               ----------

                                     Recipient
                                     ----------------------------------------------------
                                     Street Address
Please make check
 payable to:                         ----------------------------------------------------
 (to be completed only               City, State, Zip Code
 if redemption proceeds
 to be paid to other
 than account holder of              ----------------------------------------------------
 record or mailed to
 address other than
 address of record)

*With the systematic withdrawal plan, a maximum of 12% per year may be withdrawn from Class B accounts without being subject to a CDSC.

--------------------------------------------------------------------------------
                      AUTOMATIC INVESTMENT PLAN (OPTIONAL)
--------------------------------------------------------------------------------

I/We hereby authorize ACCESS to debit my/our personal checking account on the designated dates in order to purchase shares in the Funds indicated below at the applicable public offering price determined on that day.
Start
-----------------
     (month, day, year)

Amount of each debit (minimum $25) to be invested as follows:

Fund Name

----------------------------------------  Class  :   ------------  Code  :    ------------  $ ------------------------------------

----------------------------------------  Class  :   ------------  Code  :    ------------  $ ------------------------------------

----------------------------------------  Class  :   ------------  Code  :    ------------  $ ------------------------------------

NOTE: A completed Bank Authorization Form (see below) and a voided personal check MUST accompany this Automatic Investment Plan application.

  ------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN--BANK AUTHORIZATION
--------------------------------------------------------------------------------

------------------------------  ------------------------------  ------------------------------
Bank Name                       Bank Address                    Bank Account Number

I/We authorize you, the above named bank, to debit my/our account for amounts drawn by ACCESS Investor Services, Inc., acting as my/our agent for the purchase of Shares of Morgan Stanley Fund, Inc. I/We agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until revoked in writing and received by you. I/We agree that you shall incur no liability when honoring debits, except a loss due to payments drawn against insufficient funds. I/We further agree that you will incur no liability to me if you dishonor any such withdrawal. This will be so even though such dishonor results in the cancellation of that purchase.

----------------------------------------  ----------------------------------------
Account Holder's Name                     Joint Account Holder's Name

X                                         X
----------------------------------------  ----------------------------------------
----------------                          ----------------
Signature    Date                         Signature    Date

--------------------------------------------------------------------------------
                           AGREEMENTS AND SIGNATURES
--------------------------------------------------------------------------------
BY SIGNING THIS APPLICATION, I/WE HEREBY CERTIFY UNDER PENALTIES OF PERJURY THAT THE INFORMATION ON THIS APPLICATION IS COMPLETE AND CORRECT AND THAT AS REQUIRED BY FEDERAL LAW (PLEASE CHECK APPLICABLE BOXES BELOW):

/ /  U.S. CITIZEN(S)/TAXPAYER(S):

/ / I/WE CERTIFY THAT (1) THE NUMBER(S) SHOWN ABOVE ON THIS FORM IS/ARE THE CORRECT SSN(S) OR TIN(S) AND (2) I/WE ARE NOT SUBJECT TO ANY BACKUP WITHHOLDING EITHER BECAUSE (A) I/WE ARE EXEMPT FROM BACKUP WITHHOLDING, OR
     (B) I/WE HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS") THAT I/WE ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME/US THAT I AM/WE ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING.

/ / IF NO TIN(S) OR SSN(S) HAS/HAVE BEEN PROVIDED ABOVE, I/WE HAVE APPLIED, OR INTEND TO APPLY, TO THE IRS OR THE SOCIAL SECURITY ADMINISTRATION FOR A TIN OR A SSN, AND I/WE UNDERSTAND THAT IF I/WE DO NOT PROVIDE EITHER NUMBER TO ACCESS WITHIN 60 DAYS OF THE DATE OF THIS APPLICATION OR IF I/WE FAIL TO FURNISH MY/OUR CORRECT SSN OR TIN, I/WE MAY BE SUBJECT TO A PENALTY AND A 31% BACKUP WITHHOLDING ON DISTRIBUTIONS AND REDEMPTION PROCEEDS. (PLEASE PROVIDE EITHER NUMBER ON IRS FORM W-9). YOU MAY REQUEST SUCH FORM BY CALLING ACCESS AT 800-282-4404.

/ /  NON-U.S. CITIZEN(S)/TAXPAYER(S):

INDICATED COUNTRY OF RESIDENCE FOR TAX PURPOSES:
---------------------

UNDER PENALTIES OF PERJURY, I/WE CERTIFY THAT I/WE ARE NOT U.S. CITIZENS OR RESIDENTS AND I/WE ARE EXEMPT FOREIGN PERSONS AS DEFINED BY THE INTERNAL REVENUE SERVICE.

I/We represent that I am/we are of legal age and capacity to purchase shares of the Morgan Stanley Fund, Inc. I/We understand that unless otherwise indicated in this application, my/our investment dealer and I/we will automatically receive telephone exchange and redemption privileges and that Morgan Stanley Fund, Inc. and ACCESS and their directors, officers and employees will not be liable for any loss, liability, cost or expense incurred for acting upon instructions believed to be authentic and in accordance with the procedures set forth in the Prospectus. I/We have received, read and carefully reviewed a copy of the Fund's current Prospectus and agree to its terms and by signing below I/we acknowledge that neither the Company nor the Distributor is a bank and that Fund shares are not backed or guaranteed by any bank or insured by the FDIC.
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

X ---------------------------------------------------------------------------------  Date ---------------------
 Owner Signature
X ---------------------------------------------------------------------------------  Date ---------------------
 Owner Signature

Sign exactly as name(s) of registered owner(s) appear(s) above (including legal title if signing for a corporation, trust custodial account, etc.)

NOTE: THE FOLLOWING SECTION SHOULD BE COMPLETED ONLY IF YOU ARE INVESTING IN THE
      MORGAN STANLEY FUND, INC. THROUGH A PARTICIPATING DEALER (AN INVESTMENT DEALER).

FOR USE BY AUTHORIZED AGENT (PARTICIPATING DEALER) ONLY

We hereby submit this application for the purchase of shares in accordance with the terms of our selling agreement with Morgan Stanley & Co. Incorporated or Van Kampen American Capital Distributors, Inc. and with the Prospectus and Statement of Additional Information of the Company. We agree to notify ACCESS of any purchases made under the Letter of Intent or Rights of Accumulation.

-------------------------------------------------------   -------------------------------------------------------
Investment Dealer's Name                                  Representative's Name

-------------------------------------------------------   -------------------------------------------------------
Branch Number                                             Representative's Telephone Number

-------------------------------------------------------
Branch Address

-------------------------------------------------------
City/State/Zip Code

-------------------------------------------------------   -------------------------------------------------------
Branch Telephone Number                                   Investment Dealer's Authorized Signature

-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------

  NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE COMPANY OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                           --------------------------

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      -----
Fund Expenses.........................................................    2
Prospectus Summary....................................................    9
Investment Objectives and Policies....................................   13
Additional Investment Information.....................................   21
Investment Limitations................................................   30
Management of the Company.............................................   30
Purchase of Shares....................................................   35
Shareholder Services..................................................   44
Redemption of Shares..................................................   47
Valuation of Shares...................................................   50
Portfolio Transactions................................................   51
Performance Information...............................................   51
Dividends and Distributions...........................................   53
Taxes.................................................................   53
General Information...................................................   54
Appendix A............................................................  A-1
New Account Application

                                 MORGAN STANLEY
                           EMERGING MARKETS DEBT FUND
                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND
                                 MORGAN STANLEY
                                HIGH YIELD FUND
                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

                               PORTFOLIOS OF THE

                                 MORGAN STANLEY
                                   FUND, INC.

                                  COMMON STOCK
                               ($.001 PAR VALUE)

                                ---------------
                                   PROSPECTUS
                                ---------------

                               INVESTMENT ADVISER

                                 MORGAN STANLEY
                             ASSET MANAGEMENT INC.

                                  DISTRIBUTOR

                              VAN KAMPEN AMERICAN

                           CAPITAL DISTRIBUTORS, INC.

---------------------------------
---------------------------------
---------------------------------
---------------------------------